UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund:	FDP Series, Inc.
Franklin Templeton Total Return FDP Fund
Marsico Growth FDP Fund
MFS Research International FDP Fund
Van Kampen Value FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2012

Date of reporting period: 05/31/2012

Item 1 – Report to Stockholders

May 31, 2012

Annual Report

FDP Series, Inc.

►	MFS Research International FDP Fund

►	Marsico Growth FDP Fund

►	Van Kampen Value FDP Fund

►	Franklin Templeton Total Return FDP Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	May 31, 2012

Dear Shareholder

Much like last year at this time, investors are facing a world of uncertainty and highly volatile markets. One year ago, risk assets were in a broad retreat as investors feared that sovereign debt problems would spread across Europe while economic indicators signaled that both the US and global economic recoveries had slowed. Confidence was further shaken last summer by the prolonged debt ceiling debate in Washington, DC and Standard & Poor’s historic downgrade of US government debt, triggering turmoil in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro news flow became the dominant driver of asset prices, shifting broadly up and down in lock step, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

In October 2011, improving economic data and more concerted efforts from European leaders toward stemming the region’s debt crisis drew investors back to the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as markets saw some relief from the world’s financial woes. Greece agreed to a bailout package and made some progress in restructuring its debt. Financial markets enjoyed a liquidity boost from the European Central Bank’s long-term refinancing operations. Stronger data from the US around the turn of the year, particularly from the labor market, lifted sentiment and the outlook for the global economy brightened. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while rising Treasury yields pressured higher-quality fixed income assets.

However, the risk rally softened in March 2012 as the tone of global news flow turned negative. Europe’s debt problems boiled over once again and slowing growth in China dampened hopes for the global economy. Investors reverted to “risk off” mode and high volatility returned to the markets with large daily swings on news from Greece as the nation struggled with political instability that ultimately threatened its membership in the euro zone. Meanwhile, Spanish sovereign debt yields rose to levels deemed unsustainable amid severe deficit and policymaking issues while the nation’s banks clamored for additional liquidity. Fears continued to mount as investors questioned whether European leaders had the capacity to manage the region’s overarching monetary and fiscal crisis. Political elections slated for 2012 in a number of countries posed an additional layer of uncertainty. In the US, disappointing jobs reports in April and May dealt a crushing blow to investor sentiment as it began to appear that the US economy was headed for a slowdown. Equities declined sharply into the second quarter this year as waves of fear washed over the markets. Investors fled to the relative safety of US Treasury bonds, driving yields down to the lowest levels on record. German and UK government debt and gold also benefitted from the global flight-to-safety.

For the 12-month period ended May 31, 2012, US large cap stocks finished slightly lower while higher-risk small cap stocks posted a more significant loss. International and emerging-market equities, which are more vulnerable to stress from Europe, sold off dramatically. Fixed income markets benefited from generally declining long-term interest rates over the period. US Treasury bonds delivered exceptionally strong returns as investors sought a safe haven for their portfolios. Municipal and corporate bonds also performed well. High yield bonds were impacted by the market’s “risk off” moves, but remained in positive territory for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Markets remain volatile as investors around the world anxiously await the outcome of numerous unknowns. We believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets remain volatile as investors around the world anxiously await the outcome of numerous unknowns.”

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of May 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	6.23%	(0.41)%
US small cap equities (Russell 2000® Index)	4.06	(8.88)
International equities (MSCI Europe, Australasia, Far East Index)	(4.70)	(20.48)
Emerging market equities (MSCI Emerging Markets Index)	(1.14)	(20.32)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.03	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.04	17.32
US investment grade bonds (Barclays US Aggregate Bond Index)	3.46	7.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.14	10.77
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.81	3.97

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2012	MFS Research International FDP Fund

Investment Objective

MFS Research International FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	While the Fund, its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, and its secondary benchmark, the MSCI All Country World (excluding US) Index, all posted negative returns for the 12-month period ended May 31, 2012, the Fund’s Institutional and Investor A Shares outperformed both the MSCI EAFE Index and the MSCI All Country World (excluding US) Index and the Fund’s Investor B and Investor C Shares under-performed both indexes. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•	Relative to the MSCI EAFE Index, the Fund benefited from good stock selection in the consumer discretionary sector, where holdings of convenience store operator Lawson, Inc. (Japan) and casino operator Sands China Ltd. (Macau) delivered strong returns. In the industrials sector, selection within the capital goods industry group was another significant contributor to relative returns. The Fund’s avoidance of the weak-performing Australian mining giant BHP Billiton Ltd. proved beneficial, while a position in aerospace and defense company Rolls-Royce Holdings Plc (United Kingdom) boosted returns. Across other sectors, notable individual performers during the period included Japan Tobacco, Inc., Swiss Reinsurance Co., Taiwan Semiconductor Manufacturing Co., Ltd. and consumer finance firm Aeon Credit Service Co., Ltd. Not holding the poor-performing Spanish telecommunications company Telefonica SA also helped relative results.

•	Detracting from performance relative to the benchmark index was security selection in the financials sector. In particular, holdings in global banking group BNP Paribas SA (France), banking and treasury management firm ICICI Bank Ltd. (India), and financial services firms ING Groep NV CVA (Netherlands), Erste Bank der Oesterreichischen Sparkassen AG (Austria) and Credit Suisse Group AG (Switzerland) hurt returns. Notable individual detractors in other sectors included diversified mining company Teck Resources Ltd. (Canada), paint and specialty chemicals manufacturer Akzo Nobel NV (Netherlands) and oil and gas exploration and production company Bankers Petroleum Ltd. (Canada). Not holding shares of two strong-performing UK-based companies, pharmaceutical firm GlaxoSmithKline Plc and tobacco distributor British American Tobacco Plc, also hindered returns.

Describe recent portfolio activity.

•	During the later half of 2011, the Fund increased its holdings of Australian banks as they were trading at reasonable values and exhibited relatively defensive characteristics. However, the Fund reduced that exposure in the first quarter of 2012 when concerns over margin pressure and slower loan growth prompted the Fund to exit its position in National Australian Bank Ltd. Instead, the Fund took advantage of opportunities to initiate positions in two Indonesian banks, Bank Rakyat Bhd and Bank Mandiri, on price weakness. In health care, the Fund established a position in the European pharmaceutical giant Novartis AG, funded by the sale of medical device company Synthes, Inc. and a Novartis AG rival Sanofi. The Fund added positions in the information technology (“IT”) sector including Yahoo! Japan Corp. and Amadeus IT Group SA, a Spanish global distribution systems and IT solutions company. In the energy sector, the Fund trimmed positions in names that are more sensitive to the macro environment and allocated capital toward more defensive names. Additionally, the Fund reduced its holdings in BP Plc in response to developments in the firm’s ongoing legal matters.

Describe portfolio positioning at period end.

•	The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where Fund management finds the most attractive opportunities. Stock selection during the period resulted in lower exposures to Europe ex-United Kingdom and emerging markets and increased exposures to the United Kingdom and the Asia-Pacific region.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	May 31, 2012

MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.

[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the US.

[5]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.03)%	(19.97)%	N/A	(5.71)%	N/A	1.85%	N/A
Investor A	(5.05)	(20.15)	(24.34)%	(5.93)	(6.94)%	1.61	0.81%
Investor B	(5.45)	(20.79)	(24.35)	(6.68)	(7.02)	0.81	0.81
Investor C	(5.40)	(20.77)	(21.56)	(6.66)	(6.66)	0.84	0.84
MSCI EAFE Index	(4.70)	(20.48)	N/A	(7.34)	N/A	1.08	N/A
MSCI All Country World (excluding US) Index	(4.04)	(20.49)	N/A	(5.55)	N/A	2.77	N/A

[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[8]	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$949.70	$6.39	$1,000.00	$1,018.45	$6.61	1.31%
Investor A	$1,000.00	$949.50	$7.55	$1,000.00	$1,017.25	$7.82	1.55%
Investor B	$1,000.00	$945.50	$11.38	$1,000.00	$1,013.28	$11.78	2.34%
Investor C	$1,000.00	$946.00	$11.24	$1,000.00	$1,013.47	$11.63	2.31%

[8]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	May 31, 2012	5

Fund Summary as of May 31, 2012	Marsico Growth FDP Fund

Investment Objective

Marsico Growth FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31,2012, the Fund’s Institutional Shares performed in line with the benchmark, the S&P 500® Index, while the Investor A, Investor B and Investor C Shares underperformed.

What factors influenced performance?

•	Stock selection in the IT sector detracted from performance during the period. In particular, the Fund’s position in enterprise software company Oracle Corp. (which was sold during the period) hurt returns, as did holdings in two Chinese companies — internet search company Baidu.com, Inc. and social networking company Youku.com, Inc. Stock selection in the energy sector also had a negative impact. The Fund’s position in oilfield services company Halliburton Co. was the largest detractor on an individual security basis. An underweight relative to the benchmark index in the strong-performing consumer staples sector hindered returns. Additionally, the Fund’s position in consumer staples stock Green Mountain Coffee Roasters, Inc. (which was sold during the period) was a significant detractor from performance.

•	Relative to the S&P 500® Index, the Fund benefited from stock selection in the consumer discretionary sector, where holdings in off-price retailer TJX Cos., Inc., coffee purveyor Starbucks Corp. and athletic shoes and apparel manufacturer Nike, Inc. were among the strongest contributors. Additionally, as consumer discretionary was one of the better-performing sectors during the period, the Fund benefited from maintaining a sector overweight relative to the benchmark index. Also contributing positively was the Fund’s underweight in financials, which was among the worst-performing sectors in the benchmark index. Stock selection in financials also had a positive impact on relative performance as the Fund’s position in U.S. Bancorp boosted returns. In the materials sector, the Fund’s holding of agricultural products company Monsanto Co. was a notable contributor to performance.

Describe recent portfolio activity.

•	During the 12-month period, portfolio activity was focused on reducing exposure to companies that are more sensitive to economic conditions. Accordingly, the Fund pared its exposure to the materials, industrials and energy sectors. The Fund added a significantly defensive component via exposure to growth companies believed to have durable franchises, are self-funding and have relatively dependable revenue streams. As a result, the Fund’s allocations to the health care, consumer discretionary and IT sectors increased during the period.

Describe portfolio positioning at period end.

•	On an absolute basis, the Fund’s largest sector allocations at period end were consumer discretionary, IT, industrials and health care. Relative to the S&P 500® Index, the Fund was most notably overweight in the consumer discretionary sector and underweight in financials and consumer staples. The Fund had no exposure to telecommunication services and utilities.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	May 31, 2012

Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.

[3]	This unmanaged broad-based index is comprised of 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.05%	(0.39)%	N/A	0.45%	N/A	3.47%	N/A
Investor A	5.97	(0.56)	(5.78)%	0.21	(0.86)%	3.23	2.42%
Investor B	5.47	(1.42)	(5.86)	(0.58)	(0.99)	2.41	2.41
Investor C	5.46	(1.42)	(2.41)	(0.57)	(0.57)	2.44	2.44
S&P 500® Index	6.23	(0.41)	N/A	(0.92)	N/A	3.00	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,060.50	$5.98	$1,000.00	$1,019.22	$5.86	1.16%
Investor A	$1,000.00	$1,059.70	$7.26	$1,000.00	$1,017.97	$7.11	1.41%
Investor B	$1,000.00	$1,054.70	$11.25	$1,000.00	$1,014.05	$11.03	2.19%
Investor C	$1,000.00	$1,054.60	$11.09	$1,000.00	$1,014.21	$10.88	2.16%

[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	May 31, 2012	7

Fund Summary as of May 31, 2012	Van Kampen Value FDP Fund

Investment Objective

Van Kampen Value FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31,2012, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•	Stock selection in the energy sector was the largest detractor from the Fund’s performance relative to the Russell 1000® Value Index. Holdings of oil equipment and services companies Halliburton Co. and Weatherford International Ltd. were the most significant source of underperformance in the sector. Shares of both companies fell on lowered earnings expectations due to failed international drilling efforts. Stock selection within financials also had a negative impact on performance. Notably, exposure to diversified financials like Citigroup, Inc. and The Bank of New York Mellon Corp. detracted from performance as bank stocks were sold off by investors concerned about the potential for a ripple effect from the European debt crisis. The Fund’s significant underweight relative to the benchmark index in the utilities sector hindered returns, as did stock selection within the space. An overweight and stock selection in materials also detracted.

•	Contributing positively to Fund performance was a meaningful sector over-weight and stock selection in consumer discretionary, where the Fund’s exposure was concentrated in media names. Media stocks performed well during the period, and the Fund’s position in Comcast Corp., one of the sector’s stronger performers, was particularly beneficial. Stock selection in the health care sector also had a positive impact on performance, with Bristol-Myers Squibb Co. as a stand-out performer. Stock selection in consumer staples, IT, industrials and telecommunications services enhanced returns.

Describe recent portfolio activity.

•	During the 12-month period, the Fund pared its overweight positions in the consumer discretionary sector, particularly within the media industry, and the consumer staples sector. In financials, the Fund reduced exposure to insurance companies. The proceeds were used to build positions in energy companies and large banks through opportunistic purchases. In the later part of the period, the Fund reduced positions that had outperformed during the period in cable and media companies, select retail and basic materials stocks. The Fund took advantage of price weakness by adding to its pharmaceutical, energy service and technology holdings.

Describe portfolio positioning at period end.

•	At period end, the Fund remained materially overweight relative to the composition of the Russell 1000® Value Index in consumer discretionary, particularly in the media industry, and materially underweight in the financials and utilities sectors.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	May 31, 2012

Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests primarily in a portfolio of equity securities, consisting principally of common stocks.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.97%	(5.36)%	N/A	(2.61)%	N/A	1.65%	N/A
Investor A	4.76	(5.63)	(10.58)%	(2.86)	(3.90)%	1.40	0.61%
Investor B	4.37	(6.32)	(10.52)	(3.62)	(3.99)	0.61	0.61
Investor C	4.43	(6.28)	(7.21)	(3.59)	(3.59)	0.64	0.64
Russell 1000® Value Index	5.62	(3.88)	N/A	(3.59)	N/A	1.81	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,049.70	$5.53	$1,000.00	$1,019.61	$5.45	1.08%
Investor A	$1,000.00	$1,047.60	$6.76	$1,000.00	$1,018.41	$6.66	1.32%
Investor B	$1,000.00	$1,043.70	$10.73	$1,000.00	$1,014.50	$10.58	2.10%
Investor C	$1,000.00	$1,044.30	$10.58	$1,000.00	$1,014.67	$10.43	2.07%

[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	May 31, 2012	9

Fund Summary as of May 31, 2012	Franklin Templeton Total Return FDP Fund

Investment Objective

Franklin Templeton Total Return FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended May 31,2012, the Fund underperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

•	Relative to the Barclays US Aggregate Bond Index, the Fund was overweight in credit sectors, which drove underperformance as the US Treasury market rallied and the Fund’s investment grade and below-investment grade holdings posted negative returns for the period. The Fund’s foreign currency exposure via non-US dollar-denominated bond holdings also hurt returns as investor fears of contagion from the euro-zone debt crisis caused a flight to the US dollar. The Fund’s holdings of commercial mortgage-backed securities (“CMBS”) weighed on results. The Fund’s shorter duration positioning as compared to the benchmark index detracted from relative performance as interest rates generally declined over the period.

•	Contributing positively to the Fund’s performance was selection in the bank loan sector (floating rate loan interests). The Fund’s underweight in agency mortgage-backed securities (“MBS”) also had a positive impact on performance relative to the benchmark index as agency MBS underperformed US Treasury securities during the period.

•	The Fund held derivatives as a way of managing overall portfolio risk. During the period, the Fund’s derivatives holdings contributed positively to returns.

Describe recent portfolio activity.

•	During the 12-month period, the Fund maintained its overweight allocation to credit sectors and increased exposure across corporate markets, including investment grade bonds, some high yield corporate bonds and the slightly more defensive bank loan sector. The Fund reduced exposure to municipal bonds, which had delivered strong performance, and selectively added to CMBS and asset-backed securities positions to take advantage of improved fundamentals in those sectors. The Fund also increased its exposure to US Treasury inflation-protected securities (“TIPS”) as Fund management viewed US TIPS valuations as fairly attractive and believed that inflation may rise when the pace of the global economic recovery picks up.

Describe portfolio positioning at period end.

•	As of period end, the Fund remained overweight relative to the Barclays US Aggregate Bond Index in numerous credit sectors where Fund management believes relative valuations continue to be attractive for the long term. The Fund also remained overweight in international bonds and foreign currencies as many of the more favorable opportunities in global bond markets remain outside the US.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	May 31, 2012

Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade.

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.49%	4.37%	3.89%	N/A	6.28%	N/A	5.50%	N/A
Investor A	2.16	4.34	3.74	(0.41)%	6.04	5.18%	5.26	4.63%
Investor B	1.75	4.07	3.19	(0.81)	5.48	5.15	4.70	4.70
Investor C	1.80	4.06	3.16	2.16	5.45	5.45	4.67	4.67
Barclays US Aggregate Bond Index	—	3.46	7.12	N/A	6.72	N/A	5.84	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,038.90	$4.03	$1,000.00	$1,021.07	$3.99	0.79%
Investor A	$1,000.00	$1,037.40	$5.25	$1,000.00	$1,019.87	$5.20	1.03%
Investor B	$1,000.00	$1,031.90	$7.92	$1,000.00	$1,017.18	$7.87	1.56%
Investor C	$1,000.00	$1,031.60	$7.97	$1,000.00	$1,017.16	$7.92	1.57%

[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	May 31, 2012	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for Franklin Templeton Total Return FDP Fund incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Investor B Shares for Franklin Templeton Total Return FDP Fund are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, its Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Investor B Shares of the Funds are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•	Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for Franklin Templeton Total Return FDP Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ investment advisor waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

12	FDP SERIES, INC.	May 31, 2012

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2011 and held through May 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	13

Portfolio Information as of May 31, 2012

MFS Research International FDP Fund
Percent of
Ten Largest Holdings	Long-Term Investments
Royal Dutch Shell Plc, Class A	3%
Nestlé SA, Registered Shares	3
Vodafone Group Plc	2
Roche Holding AG	2
Bayer AG, Registered Shares	2
Danone SA	2
Novartis AG, Registered Shares	2
Rio Tinto Plc	2
Sumitomo Mitsui Financial Group, Inc	2
Linde AG	2

Percent of
Geographic Allocation	Long-Term Investments
Japan	23%
United Kingdom	20
Switzerland	11
Germany	8
France	8
Hong Kong	5
Netherlands	5
Australia	4
Brazil	3
Spain	2
Other[1]	11

[1]	Other includes a 1% holding or less in each of the following countries: China, Singapore, Czech Republic, India, United States, Sweden, Taiwan, Finland, Italy, Indonesia, Bermuda, Canada, Thailand, South Korea and Mexico.

Percent of
Sector Allocation	Long-Term Investments
Financials	22%
Industrials	12
Consumer Discretionary	11
Consumer Staples	11
Health Care	10
Energy	9
Materials	9
Information Technology	7
Telecommunication Services	6
Utilities	3

For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Marsico Growth FDP Fund
Percent of
Ten Largest Holdings	Long-Term Investments
Apple, Inc	7%
TJX Cos., Inc	6
Priceline.com, Inc	4
NIKE, Inc., Class B	3
Union Pacific Corp	3
Biogen Idec, Inc	3
Starbucks Corp	3
Wells Fargo & Co	3
Baidu.com, Inc. — ADR	3
Monsanto Co	3

Percent of
Sector Allocation	Long-Term Investments
Consumer Discretionary	34%
Information Technology	23
Industrials	11
Health Care	9
Energy	8
Financials	6
Consumer Staples	5
Materials	4

For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

14	FDP SERIES, INC.	May 31, 2012

Portfolio Information as of May 31, 2012 (concluded)

Van Kampen Value FDP Fund
Percent of
Ten Largest Holdings	Long-Term Investments
Comcast Corp., Class A	4%
The Allstate Corp	3
Microsoft Corp	3
JPMorgan Chase & Co	3
Pfizer, Inc	3
Citigroup, Inc	3
Ingersoll-Rand Plc	2
Wells Fargo & Co	2
UnitedHealth Group, Inc	2
Viacom, Inc., Class B	2

Percent of
Sector Allocation	Long-Term Investments
Financials	20%
Consumer Discretionary	16
Health Care	15
Energy	12
Information Technology	12
Consumer Staples	8
Industrials	7
Telecommunication Services	4
Materials	3
Utilities	3

For Fund compliance purposes, each Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Franklin Templeton Total Return FDP Fund
Percent of
Portfolio Composition	Long-Term Investments
US Government Sponsored Agency Securities	28%
Corporate Bonds	22
US Treasury Obligations	21
Foreign Currency Obligations	12
Floating Rate Loan Interests	7
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	3
Preferred Securities	2
Taxable Municipal Bonds	1

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa[2]	69%
AA/Aa	2
A	10
BBB/Baa	16
BB/Ba	2
B	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

FDP SERIES, INC.	May 31, 2012	15

Schedule of Investments May 31, 2012	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 4.0%
Iluka Resources Ltd.	104,633	$1,362,647
Newcrest Mining Ltd.	22,941	555,616
Nufarm Ltd.	132,680	638,774
Westpac Banking Corp.	99,850	1,970,618
		4,527,655
Bermuda — 0.4%
Hiscox Ltd.	81,814	499,765
Brazil — 2.7%
Diagnosticos da America SA	84,900	595,649
EDP — Energias do Brasil SA	58,300	372,893
Itau Unibanco Holdings SA — ADR	65,120	942,287
M Dias Branco SA	2,400	66,341
Tim Participações SA — ADR	20,171	493,181
Tractebel Energia SA	34,230	567,714
		3,038,065
Canada — 0.4%
Bankers Petroleum Ltd. (a)	18,323	36,545
Cenovus Energy, Inc.	12,830	404,334
		440,879
China — 1.4%
China Construction Bank	724,160	500,959
China Unicom Ltd.	572,000	784,029
CNOOC Ltd.	201,000	362,507
		1,647,495
Czech Republic — 1.3%
CEZ AS	24,499	865,851
Komercni Banka AS	4,191	628,371
		1,494,222
Finland — 0.7%
Fortum Oyj	40,383	734,675
Outotec Oyj	970	38,366
		773,041
France — 7.6%
BNP Paribas SA	33,727	1,080,684
Danone SA	37,496	2,405,073
Dassault Systemes SA	8,830	804,039
Legrand Promesses	11,101	334,439
LVMH Moët Hennessy Louis Vuitton SA	7,428	1,099,494
Publicis Groupe	22,162	1,027,475
Schneider Electric SA	22,816	1,220,068
Suez Environnement Co.	34,870	379,194
Technip SA	2,640	241,743
		8,592,209

Common Stocks	Shares	Value
Germany — 7.6%
Bayer AG, Registered Shares	39,536	$2,509,270
Bayerische Motoren Werke AG	18,930	1,437,885
GSW Immobilien AG (a)	13,792	481,909
Linde AG	13,153	2,028,095
Siemens AG, Registered Shares	20,599	1,700,705
Symrise AG	16,148	455,796
		8,613,660
Hong Kong — 5.0%
AIA Group Ltd.	383,400	1,246,505
BOC Hong Kong Holdings Ltd.	273,500	750,518
China Resources Gas Group Ltd.	68,000	129,292
Hang Lung Properties Ltd.	249,000	792,221
Hutchison Whampoa Ltd.	71,000	582,856
Li & Fung Ltd.	498,000	912,069
Sands China Ltd.	311,600	1,061,772
Sinotruk Hong Kong Ltd. (a)	406,500	224,695
		5,699,928
India — 1.2%
HDFC Bank Ltd. — ADR	14,900	416,604
ICICI Bank Ltd.	23,806	330,525
Reliance Industries, Ltd.	45,146	565,543
		1,312,672
Indonesia — 0.6%
Bank Mandiri Persero Tbk PT	522,500	381,858
Bank Rakyat Indonesia Persero Tbk PT	527,500	315,611
		697,469
Italy — 0.7%
Telecom Italia SpA	278,534	230,145
Telecom Italia SpA (Non-Convertible Savings Shares)	780,114	532,902
		763,047
Japan — 23.1%
Aeon Credit Service Co. Ltd.	35,400	572,131
Canon, Inc.	36,900	1,472,365
Chugoku Marine Paints Ltd.	47,000	219,566
Denso Corp.	33,700	1,013,405
East Japan Railway Co.	12,200	725,391
GLORY Ltd.	43,500	833,172
Honda Motor Co. Ltd.	43,800	1,392,326
Inpex Corp.	217	1,252,751
Japan Tobacco, Inc.	289	1,608,078
JGC Corp.	57,000	1,561,613
KDDI Corp.	297	1,833,894
Lawson, Inc.	19,000	1,331,032
Miraca Holdings, Inc.	31,000	1,183,649
Mitsubishi Corp.	46,400	905,396
Mitsubishi UFJ Financial Group, Inc.	178,000	768,207
Nippon Paint Co. Ltd.	51,000	367,293
Nippon Television Network Corp.	6,070	876,255
Nomura Research Institute Ltd.	28,600	617,006
Santen Pharmaceutical Co. Ltd.	41,200	1,493,834

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AGM	Assured Guaranty Municipal Corp.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
GO	General Obligation Bonds
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

See Notes to Financial Statements.

16	FDP SERIES, INC.	May 31, 2012

Schedule of Investments (continued)	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Sony Financial Holdings, Inc.	35,700	$510,648
Sumitomo Metal Industries Ltd.	155,000	250,143
Sumitomo Mitsui Financial Group, Inc.	75,600	2,202,723
Tokyo Gas Co. Ltd.	237,000	1,124,018
Yahoo! Japan Corp.	1,850	537,730
Yamato Holdings Co. Ltd.	95,500	1,483,196
		26,135,822
Mexico — 0.2%
Kimberly-Clark de Mexico SAB de CV	107,750	187,640
Netherlands — 4.5%
Akzo Nobel NV	35,230	1,609,380
ASML Holding NV	11,181	512,279
Heineken NV	38,865	1,852,280
ING Groep NV CVA (a)	185,304	1,072,151
		5,046,090
Singapore — 1.4%
DBS Group Holdings Ltd.	89,000	909,042
Keppel Corp. Ltd.	90,400	697,863
		1,606,905
South Korea — 0.2%
Samsung Electronics Co. Ltd.	245	251,121
Spain — 1.8%
Amadeus IT Holding SA, Class A	26,542	487,318
Banco Santander SA	110,917	590,848
Inditex SA	11,224	928,518
		2,006,684
Sweden — 1.0%
Telefonaktiebolaget LM Ericsson, B Shares	138,182	1,176,382
Switzerland — 10.6%
Julius Baer Group Ltd. (a)	21,090	666,215
Nestlé SA, Registered Shares	57,811	3,280,452
Novartis AG, Registered Shares	43,670	2,275,108
Roche Holding AG	16,128	2,524,027
Schindler Holding AG	11,742	1,303,071
Sonova Holding AG, Registered Shares (a)	5,198	489,293
Swiss Re AG (a)	25,558	1,480,994
		12,019,160
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	384,439	1,066,887
Thailand — 0.4%
Siam Commercial Bank PCL	97,900	432,342
United Kingdom — 19.4%
AMEC Plc	27,720	415,118
Barclays Plc	601,903	1,651,389
BG Group Plc	49,599	955,825
BP Plc	328,443	1,996,603
Cairn Energy Plc (a)	58,458	259,086
Compass Group Plc	50,930	500,467
GKN Plc	197,778	561,247
HSBC Holdings Plc	123,818	976,648
Pearson Plc	45,500	799,861
Reckitt Benckiser Group Plc	26,092	1,388,477
Rio Tinto Plc	52,040	2,238,941
Rolls-Royce Holdings Plc — Class C (a)	9,066,286	13,973
Rolls-Royce Holdings Plc (a)	105,308	1,338,772
Royal Dutch Shell Plc, Class A	111,150	3,454,849
Standard Chartered Plc	98,453	1,993,483
Vodafone Group Plc	992,776	2,647,716
Whitbread Plc	26,133	753,160
		21,945,615

Common Stocks	Shares		Value
United States — 1.1%
Cognizant Technology Solutions Corp. (a)		9,630	$560,948
Joy Global, Inc.		12,840	717,242
			1,278,190
Total Long-Term Investments
(Cost — $108,962,659) — 98.2%			111,252,945

	Par
Short-Term Securities	(000)
Time Deposits — 1.2%
Europe — 0.0%
Brown Brothers Harriman & Co., 0.04%,
6/01/12	EUR	20	24,392
Japan — 0.0%
Citibank NA, 0.01%, 6/01/12	JPY	1,868	23,842
Switzerland — 0.1%
Brown Brothers Harriman & Co., 0.01%,
6/01/12	CHF	103	105,869
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.07%,
6/01/12	GBP	19	29,212
United States — 1.1%
Brown Brothers Harriman & Co., 0.08%,
6/01/12	USD	1,195	1,195,087
Total Short-Term Securities
(Cost — $1,378,402) — 1.2%			1,378,402
Total Investments (Cost — $110,341,061) — 99.4%			112,631,347
Other Assets Less Liabilities — 0.6%			624,948
Net Assets — 100.0%			$113,256,295

(a)	Non-income producing security.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	17

Schedule of Investments (concluded)	MFS Research International FDP Fund

•	Foreign currency exchange contracts as of May 31,2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	86,243	USD	89,632	Citibank NA	6/01/12	$(846)
USD	63,410	CAD	64,872	UBS AG	6/01/12	602
USD	31,522	EUR	25,264	Credit Suisse Securities (USA) LLC	6/01/12	283
USD	23,479	JPY	1,868,184	Brown Brothers Harriman & Co.	6/01/12	(362)
USD	17,786	MXN	247,036	Morgan Stanley & Co., Inc.	6/01/12	571
BRL	10,771	USD	5,334	Brown Brothers Harriman & Co.	6/04/12	7
HKD	2,807,417	USD	361,548	UBS AG	6/04/12	161
USD	18,665	CAD	19,190	Citibank NA	6/04/12	85
USD	23,681	EUR	19,172	Brown Brothers Harriman & Co.	6/04/12	(25)
USD	1,008	EUR	813	Deutsche Bank AG	6/04/12	2
USD	23,934	MXN	338,564	Citibank NA	6/04/12	341
USD	5,353	CAD	5,530	UBS AG	6/05/12	(1)
USD	26,064	EUR	21,081	Deutsche Bank AG	6/05/12	(2)
USD	281,832	JPY	22,144,760	Deutsche Bank AG	6/05/12	(771)
USD	34,228	MXN	491,731	UBS AG	6/05/12	(39)
USD	28,287	GBP	18,291	Brown Brothers Harriman & Co.	6/06/12	97
Total						$103

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of May 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$4,527,655	—	$4,527,655
Bermuda	—	499,765	—	499,765
Brazil	$3,038,065	—	—	3,038,065
Canada	440,879	—	—	440,879
China	—	1,647,495	—	1,647,495
Czech Republic	865,851	628,371	—	1,494,222
Finland	—	773,041	—	773,041
France	—	8,592,209	—	8,592,209
Germany	—	8,613,660	—	8,613,660
Hong Kong	—	5,699,928	—	5,699,928
India	416,604	896,068	—	1,312,672
Indonesia	—	697,469	—	697,469
Italy	—	763,047	—	763,047
Japan	—	26,135,822	—	26,135,822
Mexico	187,640	—	—	187,640
Netherlands	—	5,046,090	—	5,046,090
Singapore	—	1,606,905	—	1,606,905
South Korea	—	251,121	—	251,121
Spain	—	2,006,684	—	2,006,684
Sweden	—	1,176,382	—	1,176,382
Switzerland	—	12,019,160	—	12,019,160
Taiwan	—	1,066,887	—	1,066,887
Thailand	432,342	—	—	432,342
United Kingdom	—	21,931,642	$13,973	21,945,615
United States	1,278,190	—	—	1,278,190
Short-Term Securities:
Time Deposits	—	1,378,402	—	1,378,402
Total	$6,659,571	$105,957,803	$13,973	$112,631,347

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,149	—	$2,149
Liabilities:
Foreign currency exchange contracts	—	(2,046)	—	(2,046)
Total	—	$103	—	$103

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	FDP SERIES, INC.	May 31, 2012

Schedule of Investments May 31, 2012	Marsico Growth FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
Precision Castparts Corp.	12,842	$2,134,469
Beverages — 0.8%
Anheuser-Busch InBev NV — ADR	11,829	800,823
Biotechnology — 2.9%
Biogen Idec, Inc. (a)	23,625	3,088,969
Chemicals — 4.7%
Monsanto Co.	37,053	2,860,492
Praxair, Inc.	19,544	2,076,354
		4,936,846
Commercial Banks — 5.6%
U.S. Bancorp	90,922	2,828,583
Wells Fargo & Co.	94,732	3,036,161
		5,864,744
Communications Equipment — 1.9%
QUALCOMM, Inc.	34,891	1,999,603
Computers & Peripherals — 7.3%
Apple, Inc. (a)	13,357	7,716,740
Electrical Equipment — 1.0%
Rockwell Automation, Inc.	14,705	1,066,260
Energy Equipment & Services — 4.7%
Halliburton Co.	88,286	2,653,877
National Oilwell Varco, Inc.	35,195	2,349,266
		5,003,143
Food Products — 2.6%
Mead Johnson Nutrition Co.	33,617	2,714,237
Health Care Providers & Services — 2.7%
Express Scripts Holding Co. (a)	53,781	2,806,830
Hotels, Restaurants & Leisure — 9.8%
McDonald’s Corp.	31,207	2,788,034
Starbucks Corp.	55,745	3,059,843
Wynn Resorts Ltd.	23,198	2,390,322
Yum! Brands, Inc.	29,237	2,057,115
		10,295,314
Internet & Catalog Retail — 4.7%
Amazon.com, Inc. (a)	5,097	1,085,202
Priceline.com, Inc. (a)	6,161	3,853,644
		4,938,846
Internet Software & Services — 6.1%
Baidu.com, Inc. — ADR (a)	25,396	2,990,887
Facebook, Inc. (a)	36,052	1,068,221
Google, Inc., Class A (a)	1,891	1,098,406
LinkedIn Corp., Class A (a)	7,755	745,256
Youku.com, Inc. — ADR (a)	22,893	544,853
		6,447,623
IT Services — 4.8%
Accenture Plc, Class A	43,231	2,468,490
Visa, Inc., Class A	22,979	2,647,181
		5,115,671
Machinery — 2.4%
Cummins, Inc.	15,299	1,483,238
Danaher Corp.	20,470	1,063,826
		2,547,064
Multiline Retail — 0.6%
Dollar Tree, Inc. (a)	6,136	633,112

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 3.4%
Anadarko Petroleum Corp.	10,479	$639,219
Continental Resources, Inc. (a)	6,246	455,083
Occidental Petroleum Corp.	31,358	2,485,749
		3,580,051
Personal Products — 1.2%
The Estée Lauder Cos., Inc., Class A	23,486	1,271,767
Pharmaceuticals — 3.0%
Allergan, Inc.	17,607	1,589,032
Bristol-Myers Squibb Co.	46,928	1,564,579
		3,153,611
Road & Rail — 3.1%
Union Pacific Corp.	29,140	3,246,196
Software — 2.0%
Check Point Software Technologies Ltd. (a)	28,573	1,464,080
VMware, Inc., Class A (a)	7,000	651,070
		2,115,150
Specialty Retail — 11.0%
AutoZone, Inc. (a)	2,929	1,113,782
The Home Depot, Inc.	39,525	1,950,163
Limited Brands, Inc.	26,396	1,170,927
O’Reilly Automotive, Inc. (a)	17,166	1,644,331
TJX Cos., Inc.	134,267	5,700,977
		11,580,180
Textiles, Apparel & Luxury Goods — 6.9%
Cie Financiére Richemont SA — ADR	188,500	1,070,680
Coach, Inc.	28,252	1,905,597
Deckers Outdoor Corp. (a)	8,678	483,104
Lululemon Athletica, Inc. (a)	7,157	519,885
NIKE, Inc., Class B	30,331	3,281,208
		7,260,474
Trading Companies & Distributors — 1.0%
W.W. Grainger, Inc.	5,416	1,048,808
Transportation Infrastructure — 1.0%
Hutchison Port Holdings Trust	1,456,000	1,038,421
Total Common Stocks — 97.2%		102,404,952

Preferred Stocks — 0.5%
Commercial Banks — 0.5%
Wells Fargo & Co., Series J, 8.00%	17,400	505,818
Total Long-Term Investments
(Cost — $79,411,420) — 97.7%		102,910,770

	Par
Short-Term Securities	(000)
Time Deposits — 2.5%
United States — 2.5%
Brown Brothers Harriman & Co., 0.08%, 6/01/12	$2,659	2,658,934
Total Short-Term Securities
(Cost — $2,658,934) — 2.5%		2,658,934
Total Investments (Cost — $82,070,354) — 100.2%		105,569,704
Liabilities in Excess of Other Assets — (0.2)%		(168,767)
Net Assets — 100.0%		$105,400,937

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	19

Schedule of Investments (concluded)	Marsico Growth FDP Fund

(a)	Non-income producing security.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$101,872,349	$1,038,421	—	$102,910,770
Short-Term Securities	—	2,658,934	—	2,658,934
Total	$101,872,349	$3,697,355	—	$105,569,704

[1]	See above Schedule of Investments for values in each industry excluding Level 2, Transportation Infrastructure, within the table.

See Notes to Financial Statements.

20	FDP SERIES, INC.	May 31, 2012

Schedule of Investments May 31, 2012	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
Honeywell International, Inc.	12,251	$681,891
Textron, Inc.	27,991	661,427
		1,343,318
Automobiles — 1.4%
General Motors Co. (a)	62,446	1,386,301
Beverages — 0.5%
PepsiCo, Inc.	7,653	519,256
Capital Markets — 4.0%
The Bank of New York Mellon Corp.	92,035	1,873,833
The Goldman Sachs Group, Inc.	8,597	822,733
Morgan Stanley	54,156	723,524
State Street Corp.	12,006	494,767
		3,914,857
Commercial Banks — 4.0%
Fifth Third Bancorp	67,468	900,698
The PNC Financial Services Group, Inc. (b)	500	30,710
US Bancorp	26,098	811,909
Wells Fargo & Co.	68,422	2,192,925
		3,936,242
Communications Equipment — 0.8%
Cisco Systems, Inc.	47,251	771,609
Computers & Peripherals — 2.3%
Dell, Inc. (a)	44,650	550,534
Hewlett-Packard Co.	77,510	1,757,927
		2,308,461
Diversified Financial Services — 6.3%
Bank of America Corp.	149,062	1,095,606
Citigroup, Inc.	93,673	2,483,271
JPMorgan Chase & Co.	79,899	2,648,652
		6,227,529
Diversified Telecommunication Services — 2.9%
AT&T, Inc.	33,811	1,155,322
Verizon Communications, Inc.	40,196	1,673,761
		2,829,083
Electric Utilities — 2.8%
FirstEnergy Corp.	24,352	1,139,430
PPL Corp.	60,236	1,648,659
		2,788,089
Electrical Equipment — 0.8%
Emerson Electric Co.	15,836	740,650
Electronic Equipment, Instruments &
Components — 0.9%
Corning, Inc.	65,616	852,352
Energy Equipment & Services — 3.9%
Halliburton Co.	61,030	1,834,562
Noble Corp. (a)	15,832	495,066
Weatherford International Ltd. (a)	125,199	1,503,640
		3,833,268
Food & Staples Retailing — 3.2%
CVS Caremark Corp.	46,355	2,083,194
Wal-Mart Stores, Inc.	15,816	1,041,009
		3,124,203
Food Products — 3.5%
Kraft Foods, Inc., Class A	47,402	1,814,075
Unilever NV — ADR	52,434	1,644,330
		3,458,405

Common Stocks	Shares	Value
Health Care Providers & Services — 4.3%
Cardinal Health, Inc.	23,839	$986,458
UnitedHealth Group, Inc.	38,244	2,132,868
WellPoint, Inc.	15,869	1,069,412
		4,188,738
Hotels, Restaurants & Leisure — 0.8%
Carnival Corp.	23,249	746,060
Household Products — 0.4%
The Procter & Gamble Co.	6,116	380,966
Industrial Conglomerates — 2.0%
General Electric Co.	104,906	2,002,656
Insurance — 5.7%
Aflac, Inc.	8,834	354,067
The Allstate Corp.	81,059	2,751,142
MetLife, Inc.	35,409	1,034,297
The Travelers Cos., Inc.	22,722	1,419,898
		5,559,404
Internet Software & Services — 3.6%
eBay, Inc. (a)	47,151	1,847,848
Yahoo! Inc. (a)	108,621	1,655,384
		3,503,232
Machinery — 2.4%
Ingersoll-Rand Plc	56,250	2,323,688
Media — 11.2%
Comcast Corp., Class A	130,211	3,764,400
News Corp., Class B	93,348	1,810,951
Time Warner Cable, Inc.	27,852	2,100,041
Time Warner, Inc.	35,237	1,214,619
Viacom, Inc., Class B	44,120	2,105,848
		10,995,859
Metals & Mining — 1.0%
Alcoa, Inc.	119,404	1,020,904
Multiline Retail — 0.8%
Target Corp.	14,395	833,614
Oil, Gas & Consumable Fuels — 8.0%
BP Plc — ADR	57,038	2,079,605
Chevron Corp.	18,346	1,803,595
Murphy Oil Corp.	28,274	1,318,134
QEP Resources, Inc.	31,333	824,685
Royal Dutch Shell Plc — ADR	30,129	1,873,421
		7,899,440
Paper & Forest Products — 1.9%
International Paper Co.	64,249	1,876,071
Pharmaceuticals — 10.3%
Bristol-Myers Squibb Co.	62,885	2,096,586
GlaxoSmithKline Plc — ADR	25,570	1,127,893
Merck & Co., Inc.	52,634	1,977,986
Novartis AG, Registered Shares	10,280	535,565
Pfizer, Inc.	115,842	2,533,464
Roche Holding AG — ADR	20,651	808,899
Sanofi-Aventis — ADR	30,074	1,023,418
		10,103,811
Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	29,214	754,890
KLA-Tencor Corp.	6,364	291,662
		1,046,552
Software — 2.7%
Microsoft Corp.	91,741	2,677,920

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	21

Schedule of Investments (concluded)	Van Kampen Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 1.9%
Lowe’s Cos., Inc.	42,392	$1,132,714
Staples, Inc.	57,107	750,386
		1,883,100
Wireless Telecommunication Services — 1.1%
Vodafone Group Plc — ADR	39,146	1,048,721
Total Long-Term Investments
(Cost — $88,297,429) — 97.9%		96,124,359

	Par
Short-Term Securities	(000)
Time Deposits — 2.0%
United States — 2.0%
Brown Brothers Harriman & Co., 0.08%, 6/01/12	$1,958	1,957,928
Total Short-Term Securities
(Cost — $1,957,928) — 2.0%		1,957,928
Total Investments (Cost — $90,255,357) — 99.9%		98,082,287
Other Assets Less Liabilities — 0.1%		116,898
Net Assets — 100.0%		$98,199,185

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2011	Shares Purchased	Shares Sold	Shares Held at May 31, 2012	Value at May 31, 2012	Realized Gain (Loss)	Income
The PNC Financial Services Group, Inc.	500	—	—	500	$30,710	—	$725

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$95,588,794	$535,565	—	$96,124,359
Short-Term Securities	—	1,957,928	—	1,957,928
Total	$95,588,794	$2,493,493	—	$98,082,287

[1]	See above Schedule of Investments for values in each industry excluding Level 2, in Pharmaceuticals, within the table.

See Notes to Financial Statements.

22	FDP SERIES, INC.	May 31, 2012

Schedule of Investments May 31, 2012	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities (a)	(000)		Value
Ameriquest Mortgage Securities, Inc., Series
2005-R9, Class A2B, 0.47%, 11/25/35	USD	147	$143,660
BA Credit Card Trust, Series 2008-A7, Class
A7, 0.94%, 12/15/14		1,000	1,000,843
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2004-2, Class 2A2,
0.74%, 2/25/35		249	184,538
Chase Issuance Trust, Series 2007-A9,
Class A9, 0.27%, 6/16/14		2,200	2,200,027
CitiFinancial Mortgage Securities, Inc., Series
2003-4, Class AF6, 4.49%, 10/25/33		310	316,024
Countrywide Asset-Backed Certificates, Series
2005-11, Class AF4, 5.21%, 2/25/36		700	413,855
Discover Card Master Trust, Series 2009-A1,
Class A1, 1.54%, 12/15/14		1,000	1,000,521
Home Equity Mortgage Trust, Series 2004-4,
Class M3, 1.21%, 12/25/34		178	130,000
Morgan Stanley ABS Capital I, Series
2005-WMC1, Class M2, 0.97%, 1/25/35		150	118,562
Morgan Stanley Capital, Inc., Series 2003-HE1,
Class M1, 1.44%, 5/25/33		312	261,400
Residential Asset Securities Corp., Series
2005-AHL2, Class A2, 0.50%, 10/25/35		109	103,007
Total Asset-Backed Securities — 3.5%			5,872,437

Common Stocks — 0.0%	Shares
Automobiles — 0.0%
General Motors Co. (b)		661	14,674

	Par
Corporate Bonds	(000)
Aerospace & Defense — 0.1%
United Technologies Corp., 3.10%, 6/01/22 (c)	USD	200	207,674
Biotechnology — 0.5%
Gilead Sciences, Inc., 4.50%, 4/01/21		800	886,492
Capital Markets — 2.2%
Credit Suisse:
2.20%, 1/14/14		500	504,534
4.38%, 8/05/20		500	530,094
Goldman Sachs Group, Inc.:
5.25%, 7/27/21		500	494,607
6.75%, 10/01/37		500	491,779
KKR Group Finance Co., 6.38%, 9/29/20 (d)		200	215,266
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		700	769,183
Morgan Stanley:
6.00%, 4/28/15		300	305,143
5.50%, 1/26/20		100	93,985
5.50%, 7/28/21		300	280,903
			3,685,494
Chemicals — 0.3%
Ineos Finance Plc, 9.00%, 5/15/15 (d)		100	104,750
Ineos Group Holdings Plc, 7.88%, 2/15/16 (d)	EUR	75	78,479
RPM International, Inc., 6.25%, 12/15/13	USD	50	53,130
RPM United Kingdom G.P., 6.70%, 11/01/15 (d)		200	223,429
			459,788

	Par
Corporate Bonds	(000)		Value
Commercial Banks — 2.7%
Banco do Brasil SA, 5.88%, 1/26/22 (d)	USD	1,000	$995,000
BB&T Corp., 3.95%, 3/22/22		500	522,999
CIT Group, Inc.:
7.00%, 5/02/17 (d)		176	175,486
5.38%, 5/15/20		100	96,000
Commonwealth Bank of Australia, 2.25%,
3/16/17 (d)		300	306,395
Discover Bank, 8.70%, 11/18/19		400	510,320
Halyk Savings Bank of Kazakhstan, 7.25%,
5/03/17		400	390,000
HSBC Bank Brasil SA — Banco Multiplo, 4.00%,
5/11/16 (d)		200	202,700
HSBC Finance Corp., 6.68%, 1/15/21		300	323,706
HSBC Holdings Plc, 6.50%, 9/15/37		400	447,334
Regions Financial Corp., 7.75%, 11/10/14		200	217,500
SVB Financial Group, 5.38%, 9/15/20		300	326,820
			4,514,260
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 6.75%,
4/06/21 (d)		300	302,142
Computers & Peripherals — 0.6%
Hewlett-Packard Co.:
2.60%, 9/15/17		500	493,419
4.30%, 6/01/21		500	508,206
			1,001,625
Construction Materials — 0.1%
Cemex SAB de C.V., 9.00%, 1/11/18 (d)		200	166,000
Consumer Finance — 0.6%
American Express Credit Corp., 5.38%,
10/01/14	GBP	400	655,451
Ford Motor Credit Co. LLC:
5.00%, 5/15/18	USD	150	163,874
8.13%, 1/15/20		100	127,004
			946,329
Diversified Financial Services — 2.6%
Ally Financial, Inc.:
6.88%, 8/28/12		200	201,750
8.00%, 12/31/18		50	54,000
7.50%, 9/15/20		100	109,750
Bank of America Corp., 5.63%, 10/14/16		1,200	1,261,049
Citigroup, Inc., 5.00%, 9/15/14		400	408,987
General Electric Capital Corp., 4.88%, 3/06/13	EUR	150	190,725
General Electric Capital Corp., Series G, 6.00%,
8/07/19	USD	500	586,962
JPMorgan Chase & Co.:
4.38%, 1/30/14	EUR	300	386,776
4.25%, 10/15/20	USD	700	725,912
Moody’s Corp., 5.50%, 9/01/20		400	435,002
			4,360,913
Diversified Telecommunication Services — 1.1%
AT&T, Inc., 4.38%, 3/15/13	EUR	100	126,955
CenturyLink, Inc., 5.80%, 3/15/22	USD	600	592,023
Frontier Communications Corp., 8.50%, 4/15/20		100	100,250
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		100	100,000
Telecom Italia Capital SA, 7.00%, 6/04/18		500	498,125
Telefonica Emisiones SAU, 4.95%, 1/15/15		250	241,380
Verizon New York, Inc., Series B, 7.38%, 4/01/32		100	125,302
			1,784,035

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	23

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value
Electric Utilities — 0.7%
Dominion Resources, Inc., 8.88%, 1/15/19	USD	600	$826,870
Georgia Power Co., 4.30%, 3/15/42		100	103,117
Pacific Gas & Electric Co., 4.45%, 4/15/42		300	319,749
			1,249,736
Energy Equipment & Services — 0.1%
Cie Générale de Géophysique — Veritas, 6.50%,
6/01/21		100	98,000
Food & Staples Retailing — 0.9%
CVS Caremark Corp., 5.75%, 6/01/17		300	353,944
Rite Aid Corp.:
9.75%, 6/12/16		100	109,000
8.00%, 8/15/20		100	109,375
Safeway, Inc., 3.95%, 8/15/20		600	587,218
Woolworths Ltd., 4.00%, 9/22/20 (d)		300	323,476
			1,483,013
Food Products — 2.1%
Bunge Ltd. Finance Corp.:
5.88%, 5/15/13		300	312,351
5.10%, 7/15/15		400	429,305
Ingredion Inc., 4.63%, 11/01/20		300	328,272
The JM Smucker Co., 3.50%, 10/15/21		1,000	1,060,657
Kraft Foods, Inc., 3.50%, 6/06/22 (d)		800	817,648
Pinnacle Foods Finance LLC, 8.25%, 9/01/17		100	104,500
Sigma Alimentos SA de C.V., 5.63%,
4/14/18 (d)		200	209,500
Wm. Wrigley Jr. Co., 3.05%, 6/28/13 (d)		200	202,628
			3,464,861
Health Care Equipment & Supplies — 0.4%
PerkinElmer, Inc., 5.00%, 11/15/21		600	649,151
Health Care Providers & Services — 1.1%
Coventry Health Care, Inc., 6.30%, 8/15/14		750	818,605
Medco Health Solutions, Inc., 7.13%, 3/15/18		800	992,028
			1,810,633
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/01/17		300	318,750
MGM Mirage, 6.63%, 7/15/15		100	102,688
			421,438
Independent Power Producers &
Energy Traders — 0.1%
Texas Competitive Electric Holdings Co. LLC:
11.50%, 10/01/20 (d)		250	167,500
15.00%, 4/01/21		50	16,500
			184,000
Industrial Conglomerates — 0.0%
Hutchison Whampoa International (03/33), Ltd.,
7.45%, 11/24/33 (d)		50	70,021
Insurance — 0.7%
Aflac, Inc., 8.50%, 5/15/19		100	132,253
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (d)		200	199,527
PRICOA Global Funding I, 5.45%, 6/11/14 (d)		300	321,615
Prudential Covered Trust, 3.00%, 9/30/15 (d)		300	304,705
Willis Group Holdings Plc, 5.75%, 3/15/21		200	221,311
			1,179,411
IT Services — 0.2%
VeriFone Holdings, Inc., 1.38%, 6/15/12 (d)		285	284,644

	Par
Corporate Bonds	(000)		Value
Media — 1.6%
Clear Channel Communications, Inc., 9.00%,
3/01/21	USD	100	$86,000
Clear Channel Worldwide Holdings, Inc., 7.63%,
3/15/20 (d)		100	95,500
DIRECTV Holdings LLC, 3.80%, 3/15/22		200	200,477
DISH DBS Corp., 5.88%, 7/15/22 (d)		200	195,000
Intelsat Luxemburg SA, 11.25%, 2/04/17		50	49,125
News America, Inc., 7.25%, 5/18/18		400	485,474
Time Warner Cable, Inc., 6.75%, 7/01/18		700	848,172
Time Warner, Inc., 6.10%, 7/15/40		200	229,452
Viacom, Inc., 3.50%, 4/01/17		500	537,884
			2,727,084
Metals & Mining — 0.3%
Cliffs Natural Resources, Inc., 4.80%, 10/01/20		200	208,201
Teck Resources Ltd., 4.50%, 1/15/21		300	321,437
			529,638
Multi-Utilities—0.4%
CenterPoint Energy, Inc., 6.50%, 5/01/18		300	359,661
CenterPoint Energy Resources Corp., 6.13%,
11/01/17		200	234,562
			594,223
Oil, Gas & Consumable Fuels — 3.9%
Alpha Natural Resources, Inc., 6.25%, 6/01/21		100	89,000
Apache Corp., 4.75%, 4/15/43		500	548,095
Canadian Natural Resources Ltd., 5.90%,
2/01/18		500	593,761
Chesapeake Energy Corp., 6.63%, 8/15/20		200	188,000
CNPC HK Overseas Capital, Ltd., 5.95%,
4/28/41 (d)		200	238,678
Energy Transfer Equity LP, 7.50%, 10/15/20		100	108,000
ENI SpA, 4.15%, 10/01/20 (d)		300	299,358
Enogex LLC, 6.25%, 3/15/20 (d)		400	454,467
Enterprise Products Operating LLC:
5.20%, 9/01/20		100	114,068
7.03%, 1/15/68 (a)		200	213,000
Gaz Capital for Gazprom, 6.21%, 11/22/16 (d)		500	539,410
Kinder Morgan Finance Co. LLC, 6.00%,
1/15/18 (d)		200	210,000
Plains Exploration & Production Co., 6.63%,
5/01/21		200	197,000
Samson Investment Co., 9.75%, 2/15/20 (d)		100	99,500
SandRidge Energy, Inc., 8.75%, 1/15/20		100	102,500
Valero Energy Corp., 9.38%, 3/15/19		800	1,058,585
Weatherford International, Ltd., 5.95%, 4/15/42		900	949,468
Woodside Finance Ltd., 4.50%, 11/10/14 (d)		600	637,229
			6,640,119
Paper & Forest Products — 0.0%
NewPage Corp., 11.38%, 12/31/14 (b)(e)		100	62,000
Real Estate Investment Trusts (REITs) — 1.2%
Boston Properties LP, 5.63%, 11/15/20		100	116,691
ERP Operating LP, 5.75%, 6/15/17		500	578,371
Healthcare Realty Trust, Inc.:
6.50%, 1/17/17		500	548,437
4.13%, 4/01/19		500	508,553
KimCo Realty Corp., 6.88%, 10/01/19		200	238,129
			1,990,181
Real Estate Management & Development — 0.4%
Forest City Enterprises, Inc., 7.63%, 6/01/15		100	99,000
WEA Finance LLC, 5.70%, 10/01/16 (d)		540	594,752
			693,752

See Notes to Financial Statements.

24	FDP SERIES, INC.	May 31, 2012

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)			Value
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc.:
9.25%, 4/15/18 (d)	USD	75		$78,938
10.75%, 8/01/20		134		143,380
				222,318
Thrifts & Mortgage Finance — 0.1%
Swedbank Hypotek AB, 2.38%, 4/05/17 (d)		200		202,763
Tobacco — 0.4%
Altria Group, Inc., 9.70%, 11/10/18		500		687,522
Transportation Infrastructure — 0.2%
DP World Ltd., 6.85%, 7/02/37 (d)		380		358,150
Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp., 7.00%, 3/01/20 (d)		200		201,500
Total Corporate Bonds — 26.2%				44,118,910

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.1%
TransDigm, Inc.:
Tranche B1 Term Loan, 4.00%, 2/14/17		185		183,092
Tranche B2 Term Loan, 4.00%, 2/14/17		28		27,755
				210,847
Auto Components — 0.0%
TI Group Automotive Systems LLC., Term Loan,
6.75%, 3/14/18		21		20,975
Building Products — 0.0%
Goodman Global, Inc., Initial Term Loan, 5.75%,
10/28/16		68		68,071
Chemicals — 0.2%
Ineos US Finance LLC, Dollar Term Loan, 6.50%,
5/04/18		153		149,466
PL Propylene LLC, Tranche B Term Loan, 7.00%,
3/27/17		147		145,135
Tronox Pigments (Netherlands) B.V. Closing Date
Term Loan 4.25%, 2/08/18		76		74,274
				368,875
Commercial Services & Supplies — 0.5%
ARAMARK Corp.:
Extended Synthetic LC, 3.34%, 7/26/16		14		14,275
Extended Synthetic LC, 3.49%, 1/26/16		—	(f)	121
Extended Term Loan B, 3.49%, 7/26/16		220		217,057
Extended Term Loan C, 3.49% – 3.72%,
7/26/16		2		1,502
Interactive Data Corp., Term B Loan, 4.50%,
2/12/18		341		334,619
KAR Auction Services, Inc., Term Loan, 5.00%,
5/19/17		279		278,217
				845,791
Consumer Finance — 0.5%
Moneygram Payment Systems, Inc.:
Term Loan B, 4.25%, 11/20/17		445		436,723
Term Loan B-1, 4.25%, 11/18/17		368		360,954
				797,677
Containers & Packaging — 0.4%
Reynolds Group Holdings, Inc.:
Tranche B Term Loan, 6.50%, 2/09/18		148		147,723
Tranche C Term Loan, 6.50%, 8/09/18		477		477,778
				625,501

	Par
Floating Rate Loan Interests (a)	(000)		Value
Diversified Consumer Services — 0.3%
Weight Watchers International, Inc., Term Loan F,
4.00%, 3/12/19	USD	609	$597,635
Diversified Financial Services — 0.2%
TransUnion LLC, Term Loan, 5.50%, 2/10/18		319	320,134
Diversified Telecommunication Services — 0.4%
Intelsat Jackson Holdings SA, Tranche B
Term Loan, 5.25%, 4/02/18		699	693,230
Electronic Equipment, Instruments & Components — 0.1%
Flextronics International Ltd., Delayed Draw:
Term Loan A, 2.49%, 10/01/14		12	11,792
Term Loan A-1A, 2.49%, 10/01/14		3	3,388
Term Loan A-1B, 2.49%, 10/01/14		16	15,999
Term Loan A-2, 2.49%, 10/01/14		10	9,731
Term Loan A-3, 2.49%, 10/01/14		55	54,170
			95,080
Food Products — 0.4%
Del Monte Foods Co., Initial Term Loan, 4.50%,
3/08/18		661	643,969
Health Care Equipment & Supplies — 0.2%
Bausch & Lomb, Inc., Parent Term Loan, 3.72%,
5/18/19		372	365,571
Health Care Providers & Services — 1.0%
Community Health Systems, Inc., Extended
Term Loan, 3.97%, 1/25/17		574	561,206
DaVita, Inc., Tranche B Term Loan, 4.50%,
10/20/16		155	153,853
HCA, Inc.:
Tranche B-1 Term Loan, 2.49%, 11/18/13		50	49,521
Tranche B-2 Term Loan, 3.72%, 3/31/17		533	517,567
Universal Health Services, New Tranche B
Term Loan, 3.75%, 11/15/16		331	328,523
			1,610,670
Hotels, Restaurants & Leisure — 0.6%
Ameristar Casinos, Inc., B Term Loan, 4.00%,
4/16/18		126	124,860
Burger King Holdings, Inc. Tranche B Term Loan,
4.50%, 10/19/16		574	568,459
DineEquity, Inc., Term B-1 Loan, 4.25%,
10/19/17		217	215,294
Wendy’s International, Inc.:
Closing Date Term Loan B, 4.75%, 5/15/19		42	41,546
Delayed Draw Term Loan, 0.50%, 5/15/19		34	33,154
			983,313
IT Services — 0.2%
Fidelity National Information Services, Inc.:
Term A-2 Loans, 2.49%, 7/18/14		22	22,054
Term B Loan, 4.25%, 7/18/16		9	9,431
SunGard Data Systems, Inc. (Solar Capital
Corp.), Tranche B US Term Loan,
3.86% – 4.09%, 2/28/16		235	232,577
			264,062
Machinery — 0.4%
RBS Global, Inc. (Rexnord), Term B Loan, 5.00%,
4/02/18		303	301,007
Terex Corp., US Term Loan, 5.50%, 4/28/17		271	270,765
Tomkins LLC and Tomkins, Inc., Term Loan B-1,
4.25%, 9/29/16		128	127,096
			698,868

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests (a)	(000)			Value
Media — 0.8%
Cinemark USA, Inc., Extended Term Loan,
3.49% – 3.72%, 4/30/16	USD	152		$150,790
CSC Holdings, Inc. (Cablevision):
Incremental Term Loan B-2, 1.99%, 3/29/16		178		174,510
Incremental Term Loan B-3, 1.99%, 3/29/16		54		53,065
Regal Cinemas Corp., Term Loan, 3.24%, 8/23/17		205		202,578
Sinclair Television Group, Inc., Tranche B Term
Loan, 4.00%, 10/28/16		137		135,370
Telesat Canada, Term Loan B, 4.25%, 3/26/19		212		209,212
UPC Financing Partnership:
Term Loan T, 3.74%, 12/31/16		206		202,747
Term Loan X, 3.74%, 12/29/17		140		136,334
Weather Channel, Term Loan B, 4.25%, 2/13/17		145		143,940
				1,408,546
Metals & Mining — 0.8%
Arch Coal, Inc., Term Loans, 5.75%, 5/14/18		282		273,387
American Rock Salt Co. LLC, Initial Loan, 5.50%,
4/25/17		274		259,504
Walter Energy, Inc., B Term Loan, 4.00%, 4/01/18		812		779,401
				1,312,292
Paper & Forest Products — 0.1%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		222		223,674
Pharmaceuticals — 0.3%
Warner Chilcott Co. LLC, Term Loan B-2, 4.25%,
3/15/18		104		103,232
Warner Chilcott Corp., Term Loan B-1, 4.25%, 3/15/18		208		206,465
WC Luxco S.a.r.l., Term Loan B-3, 4.25%, 3/15/18		143		141,945
				451,642
Road & Rail — 0.2%
Avis Budget Car Rental LLC, Tranche C Term Loan,
4.25%, 3/13/19		126		125,334
The Hertz Corp.:
Credit Linked Deposit, 3.75%, 3/11/18		82		78,528
Tranche Loan B, 3.75%, 3/11/18		198		194,246
				398,108
Speciality Retail — 0.3%
BJ’s Wholesale Club, Inc.:
Term Loan B, 5.25%, 9/28/18		14		14,501
Term Loan (First Lien), 5.25%, 9/28/18		497		495,607
				510,108
Textiles, Apparel & Luxury Goods — 0.2%
Visant Corp., New Loan, 5.25%, 12/22/16		308		296,906
Wireless Telecommunication Services — 0.1%
SBA Senior Finance II LLC, Term Loan, 3.75%,
6/30/18		139		137,386
Total Floating Rate Loan Interests — 8.3%				13,948,931

Foreign Agency Obligations
Argentina Bonos, 0.79%, 8/03/12 (a)		45		43,674
Australia Government Bond, 6.50%, 5/15/13	AUD	85		85,898
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/01/17	BRL	2,800	(g)	1,400,615
Hungary Government International Bond,
3.88%, 2/24/20	EUR	40		37,506
Iceland Government International Bond, 5.88%,
5/11/22 (d)	USD	100		98,004

	Par
Foreign Agency Obligations	(000)			Value
Ireland Government Bond:
4.60%, 4/18/16	EUR	32		$35,892
4.50%, 10/18/18		34		35,735
4.40%, 6/18/19		64		66,142
5.90%, 10/18/19		149		167,841
4.50%, 4/18/20		110		112,645
5.00%, 10/18/20		186		195,974
5.40%, 3/13/25		172		180,096
Israel Government Bond:
5.00%, 3/31/13	ILS	318		83,170
3.50%, 9/30/13		643		166,865
Korea Monetary Stabilization Bond:
3.83%, 4/02/13	KRW	45,140		38,404
3.38%, 5/19/13		451,000		382,399
3.76%, 6/02/13		72,220		61,458
3.90%, 8/02/13		90,280		76,905
3.59%, 10/02/13		126,390		107,455
3.48%, 12/02/13		112,850		95,830
Korea Treasury Bond:
Series 1206, 4.00%, 6/10/12		1,975,100		1,673,610
Series 1209, 5.25%, 9/10/12		340,000		289,496
Series 1212, 4.25%, 12/10/12		660,000		561,800
Series 1303, 5.25%, 3/10/13		9,900		8,508
Series 1312, 3.00%, 12/10/13		210,000		177,106
Lithuania Government International Bond (d):
6.75%, 1/15/15	USD	130		139,100
7.38%, 2/11/20		310		352,083
Malaysia Government Bond:
Series 0108, 3.46%, 7/31/13	MYR	835		264,524
Series 0109, 2.51%, 8/27/12		915		288,122
Series 0507, 3.70%, 5/15/13		265		84,074
Series 0509, 3.21%, 5/31/13		1,355		427,967
Series 2/03, 4.24%, 2/07/18		2,250		741,607
Series 2/04, 5.09%, 4/30/14		70		22,892
Series 3/03, 3.70%, 2/25/13		2,469		782,216
Series 4/98, 8.00%, 10/30/13		10		3,367
Series 5/06, 3.72%, 6/15/12		279		87,986
Mexican Bonos:
Series M, 9.00%, 6/20/13	MXN	4,080	(h)	296,704
Series MI 10, 9.00%, 12/20/12		4,600	(h)	327,907
Series MI 10, 8.00%, 12/19/13		9,800	(h)	663,505
Series MI 10, 9.50%, 12/18/14		3,400	(h)	263,375
New South Wales Treasury Corp.:
Series 13, 5.25%, 5/01/13	AUD	20		19,915
Series 813, 5.50%, 8/01/13		1,825		1,830,406
Peru Government Bond, 7.84%, 8/12/20	PEN	615	(i)	264,899
Philippine Government Bond, Series 7-43,
8.75%, 3/03/13	PHP	4,350		104,628
Poland Government Bond:
Series 0113, 4.82%, 1/25/13(j)	PLN	770		210,669
Series 0114, 4.53%, 1/25/14 (j)		800		208,860
Series 0143, 5.25%, 4/25/13		290		82,066
Series 0414, 5.75%, 4/25/14		2,355		675,466
Series 0415, 5.50%, 4/25/15		365		104,783
Series 0713, 5.48%, 7/25/13 (j)		2,490		665,526
Series 1013, 5.00%, 10/24/13		1,345		380,200
Series 1015, 6.25%, 10/24/15		420		123,414
Poland Government International Bond,
6.38%, 7/15/19	USD	340		389,847
Queensland Treasury Corp.:
6.00%, 8/21/13	AUD	190		191,649
Series 13, 6.00%, 8/14/13	AUD	70		70,710
Republic of Ghana, 8.50%, 10/04/17 (d)	USD	100		110,750

See Notes to Financial Statements.

26	FDP SERIES, INC.	May 31, 2012

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

	Par
Foreign Agency Obligations	(000)		Value
Republic of Hungary:
3.50%, 7/18/16	EUR	20	$20,949
4.38%, 7/04/17		45	46,829
5.75%, 6/11/18		95	103,031
6.25%, 1/29/20	USD	150	136,302
Russian Government International Bond:
7.50%, 3/31/30		501	589,301
7.50%, 3/31/30 (d)		288	338,642
South Africa Government International Bond,
5.88%, 5/30/22		570	651,225
Sweden Government Bond:
Series 1046, 5.50%, 10/08/12	SEK	10,500	1,465,739
Series 1055, 1.50%, 8/30/13		8,850	1,227,554
Ukraine Government International Bond, 7.95%,
2/23/21 (d)	USD	200	175,000
United Kingdom Gilt, 5.25%, 6/07/12	GBP	867	1,337,022
Venezuela Government International Bond,
10.75%, 9/19/13	USD	80	82,000
Vietnam Government International Bond, 6.75%,
1/29/20 (d)		320	335,200
Western Australia Treasury Corp.:
Series 12, 5.50%, 7/17/12	AUD	152	148,485
Series 13, 8.00%, 6/15/13		179	183,429
Total Foreign Agency Obligations — 13.8%			23,202,953

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
Bear Stearns Alt-A Trust, Series 2004-13, Class
A2, 1.12%, 11/25/34 (a)	USD	126	97,649
Countrywide Home Loan Mortgage Pass-Through
Trust, Series 2004-J8, Class 3A3, 5.50%,
12/25/34		28	28,164
Credit Suisse Mortgage Capital Certificates,
Series 2009-15R, Class 3A1, 5.37%,
3/26/36 (a)(d)		525	547,987
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9, 2.61%, 11/25/34 (a)		244	242,530
Series 2007-3, Class 3A1, 5.50%, 4/25/22		162	167,829
			1,084,159
Commercial Mortgage-Backed Securities — 3.8%
Banc of America Large Loan, Inc., Series 2010-HLTN,
Class HLTN, 1.99%, 11/15/15 (a)(d)		469	438,987
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-4:
Class AJ, 5.70%, 7/10/46 (a)		570	466,611
Class AM, 5.68%, 7/10/46		500	517,294
Bear Stearns Commercial Mortgage Securities (a):
Series 2006-PW11, Class AJ, 5.62%, 3/11/39		450	412,865
Series 2006-PW13, Class AJ, 5.61%, 9/11/41		600	472,780
Series 2006-T24, Class AM, 5.57%, 10/12/41		500	524,827
Series 2006-T24, Class B, 5.66%,
10/12/41 (d)		148	82,880
Citigroup Commercial Mortgage Trust, Series
2007-C6, Class AM, 5.89%, 12/10/49 (a)		506	511,366
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Class AJ:
Series 2005-CD1, 5.21%, 7/15/44 (a)		665	637,123
Series 2006-CD3, 5.69%, 10/15/48		425	263,617
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class A2, 0.41%,
10/15/21 (a)(d)		88	82,982
GMAC Commercial Mortgage Securities, Inc.,
Series 2005-C1, Class B, 4.94%, 5/10/43		750	412,500

		Par
Non-Agency Mortgage-Backed Securities		(000)	Value
Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class B, 5.49%,
4/10/37 (a)	USD	350	$129,500
JPMorgan Chase Commercial Mortgage
Securities Corp., Class AM:
Series 2006-CB14, 5.64%, 12/12/44 (a)		400	396,270
Series 2006-CB17, 5.46%, 12/12/43		300	281,219
LB-UBS Commercial Mortgage Trust, Series
2006-C6, Class AJ, 5.45%, 9/15/39 (a)		500	453,925
Wachovia Bank Commercial Mortgage Trust,
Series 2007-WHL8, Class A1, 0.32%,
6/15/20 (a)(d)		339	315,948
			6,400,694
Total Non-Agency Mortgage-Backed Securities — 4.4%			7,484,853

		Beneficial
		Interest
Other Interests — 0.0% (k)		(000)
Automobiles — 0.0%
General Motors II		7	—

Preferred Securities
		Par
Capital Trusts		(000)
Commercial Banks — 0.9%
Bank of America Corp., Series M, 8.13% (a)(l)		300	304,119
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (a)		500	490,000
Wachovia Capital Trust III, 5.57% (a)(l)		750	697,500
			1,491,619
Consumer Finance — 0.0%
Capital One Capital VI, 8.88%, 5/15/40		100	101,976
Diversified Financial Services — 0.8%
JPMorgan Chase & Co., 7.90% (a)(l)		575	623,564
JPMorgan Chase Capital XXII, 6.45%, 1/15/87		700	691,260
			1,314,824
Insurance — 0.4%
MetLife, Inc., 6.40%, 12/15/66		600	570,061
Mitsui Sumitomo Insurance Co., Ltd., 7.00%,
3/15/72 (a)(d)		100	103,993
			674,054
Total Capital Trusts — 2.1%			3,582,473

Preferred Stocks — 0.4%		Shares
Commercial Banks — 0.4%
U.S. Bancorp, Series G, 6.00% (a)		24,000	621,600

Trust Preferreds — 0.0%
Diversified Financial Services — 0.0%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (a)		3,800	86,753
Total Preferred Securities — 2.5%			4,290,826

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

	Par
Taxable Municipal Bonds	(000)		Value
City & County of San Francisco California, GO,
Build America Bonds, 5.93%, 6/15/28	USD	265	$330,972
City of Chicago Illinois, Refunding RB, Second
Lien, 5.25%, 11/01/38		250	275,847
City of Tulare California, RB, Build America
Bonds (AGM), 8.75%, 11/15/44		125	139,298
New York City Industrial Development Agency,
11.00%, 3/01/29 (d)		100	145,509
State of California, GO, Various Purpose, 6.00%,
11/01/39		210	247,328
State of Illinois, GO, 5.88%, 3/01/19		495	553,083
Total Taxable Municipal Bonds — 1.0%			1,692,037

US Government Sponsored Agency Securities
Agency Obligations — 2.7%
Fannie Mae, 5.38%, 6/12/17		1,000	1,214,189
Freddie Mac:
2.88%, 2/09/15		2,000	2,126,090
6.25%, 7/15/32		800	1,196,870
			4,537,149
Collateralized Mortgage Obligations — 1.2%
Fannie Mae Mortgage-Backed Securities,
Series 2007-1, Class NF, 0.49%, 2/25/37 (a)		857	856,546
Freddie Mac Mortgage-Backed Securities,
Series 2643, Class OG, 5.00%, 7/15/32		1,000	1,084,638
			1,941,184
Mortgage-Backed Securities — 28.1%
Fannie Mae Mortgage-Backed Securities:
1.84%, 5/01/33 (a)		14	13,717
2.06%, 4/01/35 (a)		21	20,899
2.10%, 10/01/32 (a)		138	144,634
2.46%, 9/01/34 (a)		515	534,886
2.59%, 4/01/35 (a)		247	263,217
3.00%, 12/01/27 (m)		5,200	5,442,125
3.50%, 12/01/42 (m)		5,650	5,929,851
4.00%, 6/13/42 (m)		5,800	6,174,281
5.00%, 8/01/35 – 6/01/41(m)		11,244	12,178,738
5.50%, 11/01/34 – 3/01/36		3,782	4,188,262
6.00%, 6/01/21 – 9/01/38		1,646	1,831,260
6.50%, 1/01/36		186	211,720
Freddie Mac Mortgage-Backed Securities:
2.41%, 11/01/27 (a)		261	271,529
2.46%, 4/01/32 (a)		88	93,072
2.54%, 9/01/32 (a)		14	14,748
3.50%, 12/01/42 (m)		3,200	3,351,500
4.50%, 9/01/20 – 6/13/42 (m)		2,523	2,694,546
5.00%, 7/01/23 – 12/01/42 (m)		2,800	3,013,904
5.50%, 11/01/37		19	20,663
6.00%, 10/01/21 – 2/01/39		390	428,159
6.50%, 9/01/38		74	83,348
Ginnie Mae Mortgage-Backed Securities, 6.50%,
12/20/37 – 7/15/38		433	498,675
			47,403,734
Total US Government Sponsored Agency Securities — 32.0%			53,882,067

	Par
US Treasury Obligations	(000)		Value
US Treasury Bonds:
5.50%, 8/15/28	USD	750	$1,096,406
6.13%, 8/15/29		400	627,625
4.50%, 2/15/36		450	613,969
4.75%, 2/15/37		750	1,062,421
5.00%, 5/15/37		400	586,688
4.25%, 5/15/39		1,100	1,461,282
4.63%, 2/15/40		2,200	3,096,157
4.38%, 5/15/40		900	1,220,625
3.88%, 8/15/40		350	438,375
4.38%, 5/15/41		300	407,531
US Treasury Inflation Indexed Bonds:
2.00%, 1/15/16		1,155	1,288,812
0.13%, 4/15/16		1,558	1,632,391
0.13%, 1/15/22		1,520	1,618,964
US Treasury Notes:
2.75%, 10/31/13		600	621,094
2.00%, 11/30/13		2,800	2,872,626
1.75%, 3/31/14		3,300	3,388,945
1.88%, 4/30/14		1,100	1,133,343
2.25%, 5/31/14		1,500	1,558,593
2.25%, 1/31/15		1,000	1,050,312
4.00%, 2/15/15		1,000	1,097,812
2.50%, 4/30/15		2,900	3,078,077
4.13%, 5/15/15		500	554,961
4.25%, 8/15/15		1,100	1,234,234
4.50%, 11/15/15		400	455,344
4.88%, 8/15/16		3,600	4,244,908
4.63%, 11/15/16		900	1,058,625
4.63%, 2/15/17		1,000	1,184,141
3.13%, 4/30/17		1,300	1,452,851
4.50%, 5/15/17		350	415,160
Total US Treasury Obligations — 24.1%			40,552,272

Warrants (n)	Shares
Automobiles — 0.0%
General Motors Co. (Issued/Exercisable
11/02/10, 1.0 Share for 1 Warrant,
Expires 7/10/16, Strike Price USD 10.00)		600	7,980
General Motors Co. (Issued/Exercisable
11/02/10, 1.0 Share for 1 Warrant,
Expires 7/10/19, Strike Price USD 18.33)		600	5,166
Total Warrants — 0.0%			13,146
Total Long-Term Investments
(Cost — $190,337,386) — 115.8%			195,073,106

		Par
Short-Term Securities		(000)
Foreign Agency Obligations — 1.6%
Australia — 0.0%
Australia Treasury Bill, 3.24%, 8/10/12 (o)	AUD	60	58,079
Malaysia — 0.3%
Bank Negara Malaysia Monetary Notes (o):
Series 0112, 2.89%, 8/02/12	MYR	30	9,413
Series 0212, 2.83% – 2.93%, 1/10/13		75	23,223
Series 0412, 2.80% – 2.90%, 8/14/12		30	9,404
Series 0512, 2.83% – 2.93%, 1/17/13		90	27,852
Series 0612, 3.04%, 8/09/12		45	14,106
Series 0712, 2.83%, 10/25/12		15	4,674

See Notes to Financial Statements.

28	FDP SERIES, INC.	May 31, 2012

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

	Par
Short-Term Securities	(000)		Value
Foreign Agency Obligations (concluded)
Malaysia (concluded)
Bank Negara Malaysia Monetary Notes (o)
(concluded):
Series 0912, 2.81%, 11/01/12	MYR	30	$9,343
Series 1012, 2.83% – 3.01%, 12/20/12		153	47,455
Series 1112, 2.83%, 2/19/13		130	40,128
Series 1312, 3.06%, 9/20/12		90	28,126
Series 1412, 2.82%, 2/26/13		75	23,138
Series 1912, 3.04%, 8/23/12		10	3,131
Series 2212, 2.90%, 1/15/13		170	52,619
Series 3912, 2.90%, 5/02/13		60	18,412
Series 4512, 2.90%, 5/23/13		50	15,334
Series 6211, 2.78% – 2.95%, 6/14/12		185	58,272
Series 7611, 2.83% – 2.85%, 9/27/12		135	42,163
Series 8011, 2.82%, 10/18/12		80	24,942
Malaysia Treasury Bill (o):
Series 364, 2.90%, 5/03/13		10	3,068
Series 364, 2.70%, 7/27/12		20	6,280
			461,083
Norway — 1.1%
Norway Treasury Bill, 2.21%, 6/20/12 (o)	NOK	11,070	1,808,707
Singapore — 0.2%
Singapore Treasury Bill, 0.24%, 5/02/13 (o)	SGD	370,000	286,472
Total Foreign Agency Obligations — 1.6%			2,614,341

Time Deposits — 3.5%
Australia — 0.0%
Brown Brothers Harriman & Co., 2.72%,
6/01/12	AUD	9	8,506
Europe — 0.0%
Brown Brothers Harriman & Co., 0.04%,
6/01/12	EUR	9	10,525
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.40%,
6/01/12	SEK	27	3,719
United States — 3.5%
Brown Brothers Harriman & Co., 0.08%,
6/01/12	USD	5,954	5,953,824
Total Time Deposits — 3.5%			5,976,574
Total Short-Term Securities
(Cost — $8,820,807) — 5.1%			8,590,915
Total Investments Before TBA Sale Commitments
(Cost — $199,158,193) — 120.9%			203,664,021

TBA Sale Commitments (m)
Fannie Mae Mortgage-Backed Securities,
4.00%, 6/13/42		5,800	(6,174,281)
Freddie Mac Mortgage-Backed Securities,
4.50%, 6/13/42		2,445	(2,610,802)
Total TBA Sale Commitments
(Proceeds — $8,774,959) — (5.2)%			(8,785,083)
Total Investments, Net of TBA Sale Commitments — 115.7%			194,878,938
Liabilities in Excess of Other Assets — (15.7)%			(26,422,148)
Net Assets — 100.0%			$168,456,790

(a)	Variable rate security. Rate shown is as of report date.

(b)	Non-income producing security.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Banc of America Securities	$207,674	$7,828

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Amount is less than $500.

(g)	Security trades in units with each unit equal to a par amount of BRL 1,000.

(h)	Security trades in units with each unit equal to a par amount of MXN 100.

(i)	Security trades in units with each unit equal to a par amount of PEN 1,000.

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Represents or includes a TBA transaction. Unsettled TBA transactions as of May 31, 2012 were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)
Banc of America Securities	$4,874,063	$(8,965)
Barclays Capital, Inc.	$4,350,627	$35,329
Credit Suisse	$2,610,802	$(3,438)
JPMorgan Securities, Inc.	$12,003,893	$(42,863)
UBS Securities	$5,142,703	$10,719

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of May 31,2012 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Appreciation
17	2-Year US Treasury Note	Chicago Board of Trade	September 2012	USD 3,746,906	$2,073

•	Foreign currency exchange contracts as of May 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,425,000	USD	29,862	Deutsche Bank AG	6/01/12	$(4,487)
USD	25,444	INR	1,425,000	Deutsche Bank AG	6/01/12	69
INR	1,646,000	USD	34,865	HSBC Bank USA NA	6/04/12	(5,555)
USD	29,173	INR	1,646,000	HSBC Bank USA NA	6/04/12	(138)
USD	6,818	MYR	21,748	Brown Brothers Harriman & Co.	6/04/12	(39)

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Foreign currency exchange contracts as of May 31, 2012 (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	208,123	USD	277,928	Deutsche Bank AG	6/06/12	$(20,581)
USD	297,291	EUR	208,123	Deutsche Bank AG	6/06/12	39,945
INR	1,050,000	USD	22,143	Deutsche Bank AG	6/07/12	(3,456)
INR	280,000	USD	5,946	HSBC Bank USA NA	6/08/12	(964)
INR	284,000	USD	6,028	Deutsche Bank AG	6/11/12	(978)
INR	710,000	USD	15,074	HSBC Bank USA NA	6/13/12	(2,454)
INR	711,000	USD	15,060	Deutsche Bank AG	6/18/12	(2,435)
INR	648,000	USD	13,674	Deutsche Bank AG	6/20/12	(2,171)
USD	198,143	EUR	138,600	Deutsche Bank AG	7/05/12	26,740
EUR	240,000	USD	301,610	Barclays Bank Plc	8/01/12	(4,737)
USD	494,447	EUR	348,890	Barclays Bank Plc	8/01/12	62,879
USD	51,661	EUR	36,797	Citibank NA	8/08/12	6,141
USD	14,631	EUR	10,398	Citibank NA	8/09/12	1,767
USD	43,991	EUR	30,592	Barclays Bank Plc	8/23/12	6,140
USD	74,278	EUR	51,776	Barclays Bank Plc	8/24/12	10,215
USD	48,328	EUR	33,526	Barclays Bank Plc	8/27/12	6,844
USD	43,960	EUR	30,707	Deutsche Bank AG	8/29/12	5,964
USD	6,203,529	EUR	4,317,000	Deutsche Bank AG	8/30/12	861,696
USD	1,289	EUR	891	Deutsche Bank AG	8/31/12	186
INR	1,425,000	USD	24,938	Deutsche Bank AG	9/04/12	14
INR	1,646,000	USD	28,580	HSBC Bank USA NA	9/04/12	241
PHP	52,545,000	USD	1,242,845	JPMorgan Chase Bank NA	9/04/12	(42,982)
USD	44,298	EUR	31,549	Barclays Bank Plc	9/10/12	5,253
USD	42,965	EUR	30,733	Barclays Bank Plc	9/12/12	4,929
USD	120,706	EUR	88,247	Barclays Bank Plc	9/14/12	11,486
USD	113,706	EUR	82,955	UBS AG	9/17/12	11,031
SGD	218,000	USD	172,128	JPMorgan Chase Bank	9/19/12	(2,890)
USD	28,244	EUR	20,375	Barclays Bank Plc	9/19/12	3,024
USD	68,467	EUR	50,324	Barclays Bank Plc	9/24/12	6,172

Foreign currency exchange contracts as of May 31, 2012 (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	33,884	GBP	21,500	Deutsche Bank AG	10/01/12	$765
USD	33,514	GBP	21,500	Deutsche Bank AG	10/04/12	396
INR	41,995,750	USD	825,794	Deutsche Bank AG	10/09/12	(93,687)
USD	9,048	EUR	6,585	Barclays Bank Plc	10/24/12	893
USD	65,552	EUR	47,248	Barclays Bank Plc	10/25/12	7,036
USD	26,408	EUR	18,969	Citibank NA	10/26/12	2,915
EUR	89,075	USD	119,075	Deutsche Bank AG	10/31/12	(8,747)
USD	125,579	EUR	89,075	Deutsche Bank AG	10/31/12	15,251
EUR	2,459	USD	3,288	Deutsche Bank AG	11/02/12	(242)
USD	3,420	EUR	2,459	Deutsche Bank AG	11/02/12	375
USD	21,149	EUR	15,341	Barclays Bank Plc	11/05/12	2,146
USD	1,180,775	EUR	857,000	Deutsche Bank AG	11/07/12	119,178
USD	5,613	EUR	4,082	Barclays Bank Plc	11/08/12	557
USD	134,118	EUR	98,696	UBS AG	11/19/12	11,836
USD	200,000	EUR	151,837	Deutsche Bank AG	1/30/13	11,584
CLP	182,965,000	USD	365,200	Morgan Stanley Capital Services Inc.	1/31/13	(19,792)
CLP	136,164,600	USD	269,499	Morgan Stanley Capital Services Inc.	2/01/13	(12,465)
IDR	11,679,000,000	USD	1,267,115	JPMorgan Chase Bank NA	2/06/13	(60,399)
CLP	88,700,000	USD	178,939	Barclays Bank Plc	2/13/13	(11,671)
SGD	152,100	USD	120,114	Deutsche Bank AG	3/19/13	(1,794)
SGD	174,000	USD	137,691	HSBC Bank USA NA	3/19/13	(2,336)
CLP	42,351,250	USD	84,872	JPMorgan Chase Bank NA	3/21/13	(5,228)
SGD	163,700	USD	130,521	Deutsche Bank AG	3/21/13	(3,175)
SGD	131,000	USD	104,432	HSBC Bank USA NA	3/21/13	(2,524)
CLP	34,940,000	USD	68,881	Morgan Stanley Capital Services Inc.	4/15/13	(3,287)
INR	1,508,000	USD	27,659	JPMorgan Chase Bank NA	4/16/13	(1,955)
INR	1,481,000	USD	27,071	JPMorgan Chase Bank NA	4/18/13	(1,833)
CLP	31,310,000	USD	61,780	Morgan Stanley Capital Services Inc.	4/19/13	(3,016)

See Notes to Financial Statements.

30	FDP SERIES, INC.	May 31, 2012

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

Foreign currency exchange contracts as of May 31, 2012 (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	740,000	USD	13,559	JPMorgan Chase Bank NA	4/22/13	$(955)
CLP	50,230,000	USD	99,465	Citibank NA	4/29/13	(5,257)
CLP	31,162,000	USD	61,536	JPMorgan Chase Bank NA	4/29/13	(3,091)
INR	894,000	USD	16,040	JPMorgan Chase Bank NA	4/29/13	(826)
INR	745,000	USD	13,340	JPMorgan Chase Bank NA	4/30/13	(663)
INR	13,116,700	USD	233,474	JPMorgan Chase Bank NA	5/06/13	(10,432)
SGD	823,234	USD	650,963	Morgan Stanley Capital Services Inc.	5/17/13	(10,086)
USD	266,161	EUR	207,000	Deutsche Bank AG	5/17/13	8,631
USD	33,691	GBP	21,500	Deutsche Bank AG	10/01/13	610
USD	421,450	EUR	326,250	Deutsche Bank AG	2/06/14	13,132
USD	657,119	GBP	421,500	Deutsche Bank AG	10/01/14	8,862
Total						$917,575

•	Credit default swaps on single-name issues — sold protection outstanding as of May 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Republic of South Korea	1.00%	UBS AG	3/20/16	A	USD	200	$(1,437)
Frontier Communications Corp.	5.00%	Barclays Capital Inc	6/20/17	BB	USD	100	514
PSE&G Power	1.00%	Credit Suisse Securities (USA) LLC	6/20/17	Not Rated	USD	300	(4,645)
Republic of Indonesia	1.00%	Deutsche Bank AG	6/20/17	BB+	USD	2,200	(82,325)
Total							$(87,893)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of May 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,872,437	—	$5,872,437
Common Stocks	$14,674	—	—	14,674
Corporate Bonds	—	44,118,910	—	44,118,910
Floating Rate Loan Interests	—	13,803,796	$145,135	13,948,931
Foreign Agency Obligations	—	23,159,279	43,674	23,202,953
Non-Agency Mortgage-Backed Securities	—	7,484,853	—	7,484,853
Preferred Securities	708,353	3,582,473	—	4,290,826
Taxable Municipal Bonds	—	1,692,037	—	1,692,037
US Government Sponsored Agency Securities	—	53,882,067	—	53,882,067
US Treasury Obligations	—	40,552,272	—	40,552,272
Warrants	13,146	—	—	13,146
Short-Term Securities:
Foreign Agency Obligations	—	2,614,341	—	2,614,341
Time Deposits	—	5,976,574	—	5,976,574
Liabilities:
Investments:
TBA Sale Commitments	—	(8,785,083)	—	(8,785,083)
Total	$736,173	$193,953,956	$188,809	$194,878,938

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$514	—	$514
Foreign currency exchange contracts	—	1,274,903	—	1,274,903
Interest rate contracts	$2,073	—	—	2,073
Liabilities:
Credit contracts	—	(88,407)	—	(88,407)
Foreign currency exchange contracts	—	(357,328)	—	(357,328)
Total	$2,073	$829,682	—	$831,755

[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instruments.

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	31

Statements of Assets and Liabilities

May 31, 2012	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Assets
Investments at value — unaffiliated[1]	$112,631,347	$105,569,704	$98,051,577	$203,664,021
Investments at value — affiliated[2]	—	—	30,710	—
Cash pledged as collateral for financial futures contracts	—	—	—	4,675
Investments sold receivable	603,925	—	211,236	11,416,894
TBA sale commitment receivable	—	—	—	8,774,959
Interest receivable	—	—	—	1,482,081
Foreign currency at value[3]	500	13	—	1,337,749
Unrealized appreciation on foreign currency exchange contracts	2,149	—	—	1,274,903
Dividends receivable	786,845	142,970	299,127	22
Capital shares sold receivable	176,082	119,875	121,203	570,072
Swaps receivable	—	—	—	29,753
Principal paydowns receivable	—	—	—	13,044
Variation margin receivable	—	—	—	797
Unrealized appreciation on swaps	—	—	—	514
Prepaid expenses	1,783	1,561	1,428	1,916
Total assets	114,202,631	105,834,123	98,715,281	228,571,400

Liabilities
Investments purchased payable	455,835	—	181,794	49,943,352
TBA sale commitments at value[4]	—	—	—	8,785,083
Capital shares redeemed payable	224,279	235,815	158,831	203,773
Income dividends payable	—	—	—	372,251
Unrealized depreciation on foreign currency exchange contracts	2,046	—	—	357,328
Service and distribution fees payable	76,968	70,279	65,615	88,409
Investment advisory fees payable	90,236	73,383	59,977	57,045
Unrealized depreciation on swaps	—	—	—	88,407
Swaps premiums received	—	—	—	85,758
Swaps payable	—	—	—	30,868
Officer’s and Directors’ fees payable	3,834	3,838	3,459	4,950
Other affiliates payable	332	290	285	449
Unrealized depreciation on unfunded loan commitments	—	—	—	361
Other accrued expenses payable	92,806	49,581	46,135	96,576
Total liabilities	946,336	433,186	516,096	60,114,610
Net Assets	$113,256,295	$105,400,937	$98,199,185	$168,456,790

Net Assets Consist of
Paid-in capital	$154,481,676	$99,633,976	$121,717,222	$164,515,952
Undistributed (accumulated) net investment income (loss)	1,221,070	(268,290)	293,824	1,759,046
Accumulated net realized loss	(44,733,281)	(17,464,099)	(31,638,791)	(3,075,186)
Net unrealized appreciation/depreciation	2,286,830	23,499,350	7,826,930	5,256,978
Net Assets	$113,256,295	$105,400,937	$98,199,185	$168,456,790

[1] Investments at cost — unaffiliated	$110,341,061	$82,070,354	$90,227,964	$199,158,193
[2] Investments at cost — affiliated	—	—	$27,393	—
[3] Foreign currency at cost	$500	$13	—	$1,379,856
[4] Proceeds from TBA sale commitments	—	—	—	$8,774,959

See Notes to Financial Statements.

32	FDP SERIES, INC.	May 31, 2012

Statements of Assets and Liabilities (concluded)

May 31, 2012	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Net Asset Value
Institutional:
Net assets	$3,761,291	$3,786,654	$3,346,874	$4,809,322
Shares outstanding, 100 million shares authorized, $0.10 par value	397,900	299,781	335,839	455,575
Net asset value	$9.45	$12.63	$9.97	$10.56
Investor A:
Net assets	$30,342,627	$28,103,763	$26,457,418	$48,466,877
Shares outstanding, 100 million shares authorized, $0.10 par value	3,225,431	2,261,680	2,675,396	4,583,955
Net asset value	$9.41	$12.43	$9.89	$10.57
Investor B:
Net assets	$1,291,807	$1,243,396	$1,183,565	$1,909,123
Shares outstanding, 100 million shares authorized, $0.10 par value	137,816	105,599	120,452	180,642
Net asset value	$9.37	$11.77	$9.83	$10.57
Investor C:
Net assets	$77,860,570	$72,267,124	$67,211,328	$113,271,468
Shares outstanding, 100 million shares authorized, $0.10 par value	8,381,785	6,127,059	6,882,338	10,721,244
Net asset value	$9.29	$11.79	$9.77	$10.57

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	33

Statements of Operations

Year Ended May 31, 2012	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Investment Income
Dividends — unaffiliated	$4,188,779	$1,538,061	$2,639,804	$55
Foreign taxes withheld	(329,361)	(12,493)	(52,317)	(7,255)
Interest	338	2	—	6,492,953
Dividends — affiliated	—	—	725	—
Total income	3,859,756	1,525,570	2,588,212	6,485,753

Expenses
Investment advisory	1,109,579	869,794	720,332	667,006
Service — Investor A	74,172	65,967	62,027	106,052
Service and distribution — Investor B	15,371	13,987	13,685	16,207
Service and distribution — Investor C	883,546	776,283	735,317	942,878
Transfer agent — Institutional	4,582	4,364	4,087	5,124
Transfer agent — Investor A	34,954	30,946	29,746	46,930
Transfer agent — Investor B	2,457	2,307	2,310	3,126
Transfer agent — Investor C	111,555	100,407	93,655	141,671
Professional	85,424	61,145	62,587	82,687
Registration	62,887	53,701	55,398	62,492
Custodian	78,545	19,771	14,759	57,254
Accounting services	39,735	27,415	27,061	69,509
Printing	37,852	30,985	30,484	35,890
Officer and Directors	20,529	20,243	19,771	22,305
Miscellaneous	28,133	24,047	23,064	40,619
Total expenses	2,589,321	2,101,362	1,894,283	2,299,750
Net investment income (loss)	1,270,435	(575,792)	693,929	4,186,003

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,303,679)	8,615,889	5,393,526	4,969,229
Financial futures contracts	—	—	—	294,759
Foreign currency transactions	(32,079)	(947)	(96)	(508,725)
Swaps	—	—	—	167,638
	(4,335,758)	8,614,942	5,393,430	4,922,901
Net change in unrealized appreciation/depreciation on:
Investments	(25,655,716)	(9,530,095)	(12,999,965)	(5,029,276)
Financial futures contracts	—	—	—	(50,367)
Foreign currency transactions	(7,896)	4	—	1,248,369
Swaps	—	—	—	(12,503)
Unfunded loan commitments	—	—	—	(361)
	(25,663,612)	(9,530,091)	(12,999,965)	(3,844,138)
Total realized and unrealized gain (loss)	(29,999,370)	(915,149)	(7,606,535)	1,078,763
Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,728,935)	$(1,490,941)	$(6,912,606)	$5,264,766

See Notes to Financial Statements.

34	FDP SERIES, INC.	May 31, 2012

Statements of Changes in Net Assets

	MFS Research International FDP Fund		Marsico Growth FDP Fund
	Year Ended May 31,		Year Ended May 31,
Net Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income (loss)	$1,270,435	$869,192	$(575,792)	$(707,748)
Net realized gain (loss)	(4,335,758)	8,931,563	8,614,942	9,678,579
Net change in unrealized appreciation/depreciation	(25,663,612)	27,200,937	(9,530,091)	17,658,790
Net increase (decrease) in net assets resulting from operations	(28,728,935)	37,001,692	(1,490,941)	26,629,621

Dividends to Shareholders From
Net investment income
Institutional	(56,085)	(41,808)	—	—
Investor A	(368,774)	(323,960)	—	—
Investor B	(4,361)	(6,404)	—	—
Investor C	(468,314)	(588,324)	—	—
Decrease in net assets resulting from dividends to shareholders	(897,534)	(960,496)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	2,933,069	(6,996,904)	(10,447,112)	(10,880,927)

Redemption Fee
Redemption fee	—	2,889	—	—

Net Assets
Total increase (decrease) in net assets	(26,693,400)	29,047,181	(11,938,053)	15,748,694
Beginning of year	139,949,695	110,902,514	117,338,990	101,590,296
End of year	$113,256,295	$139,949,695	$105,400,937	$117,338,990
Undistributed (accumulated) net investment income (loss)	$1,221,070	$898,509	$(268,290)	—

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	35

Statements of Changes in Net Assets (concluded)

	Van Kampen Value FDP Fund		Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		Year Ended May 31,
Net Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$693,929	$456,995	$4,186,003	$5,003,252
Net realized gain	5,393,430	3,160,733	4,922,901	344,985
Net change in unrealized appreciation/depreciation	(12,999,965)	20,233,160	(3,844,138)	11,144,585
Net increase (decrease) in net assets resulting from operations	(6,912,606)	23,850,888	5,264,766	16,492,822

Dividends to Shareholders From
Net investment income:
Institutional	(47,391)	(15,950)	(142,798)	(118,110)
Investor A	(303,892)	(173,174)	(1,275,387)	(1,162,251)
Investor B	(4,986)	—	(53,604)	(66,701)
Investor C	(330,715)	(256,558)	(2,892,296)	(3,588,850)
Decrease in net assets resulting from dividends to shareholders	(686,984)	(445,682)	(4,364,085)	(4,935,912)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(8,323,642)	(8,454,319)	(7,979,025)	6,207,519

Net Assets
Total increase (decrease) in net assets	(15,923,232)	14,950,887	(7,078,344)	17,764,429
Beginning of year	114,122,417	99,171,530	175,535,134	157,770,705
End of year	$98,199,185	$114,122,417	$168,456,790	$175,535,134
Undistributed net investment income	$293,824	$286,975	$1,759,046	$1,247,400

See Notes to Financial Statements.

36	FDP SERIES, INC.	May 31, 2012

Financial Highlights	MFS Research International FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.98	$9.02	$8.59	$13.86	$14.63	$11.93	$8.97	$8.55	$13.82	$14.59
Net investment income[1]	0.20	0.17	0.16	0.15	0.21	0.17	0.14	0.14	0.13	0.17
Net realized and unrealized gain (loss)	(2.56)	2.95 [2]	0.42 [2]	(5.24)[2]	0.12 [2]	(2.55)	2.95 [2]	0.40 [2]	(5.23)[2]	0.12 [2]
Net increase (decrease) from investment operations	(2.36)	3.12	0.58	(5.09)	0.33	(2.38)	3.09	0.54	(5.10)	0.29
Dividends and distributions from:
Net investment income	(0.17)	(0.16)	(0.15)	(0.12)	(0.08)	(0.14)	(0.13)	(0.12)	(0.11)	(0.06)
Net realized gain	—	—	—	(0.06)	(1.02)	—	—	—	(0.06)	(1.00)
Total dividends and distributions	(0.17)	(0.16)	(0.15)	(0.18)	(1.10)	(0.14)	(0.13)	(0.12)	(0.17)	(1.06)
Net asset value, end of year	$9.45	$11.98	$9.02	$8.59	$13.86	$9.41	$11.93	$8.97	$8.55	$13.82

Total Investment Return[3]
Based on net asset value	(19.97)%	35.00%[4]	6.76%[4]	(37.06)%[4]	2.66%	(20.15)%	34.87%[4]	6.40%[4]	(37.24)%[4]	2.42%

Ratios to Average Net Assets
Total expenses	1.31%	1.27%	1.35%	1.43%	1.32%	1.55%	1.52%	1.60%	1.67%	1.56%
Net investment income	1.89%	1.62%	1.67%	1.67%	1.55%	1.67%	1.29%	1.42%	1.43%	1.27%

Supplemental Data
Net assets, end of year (000)	$3,761	$3,788	$2,405	$2,412	$3,571	$30,343	$29,747	$21,502	$22,280	$34,072
Portfolio turnover	39%	44%	61%	76%	69%	39%	44%	61%	76%	69%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	37

Financial Highlights (concluded)	MFS Research International FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.86	$8.90	$8.45	$13.72	$14.49	$11.78	$8.86	$8.43	$13.69	$14.48
Net investment income[1]	0.07	0.04	0.05	0.05	0.05	0.08	0.05	0.06	0.05	0.07
Net realized and unrealized gain (loss)	(2.53)	2.95 [2]	0.43 [2]	(5.20)[2]	0.14 [2]	(2.52)	2.93 [2]	0.42 [2]	(5.18)[2]	0.10 [2]
Net increase (decrease) from investment operations	(2.46)	2.99	0.48	(5.15)	0.19	(2.44)	2.98	0.48	(5.13)	0.17
Dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.03)	(0.06)	(0.02)	(0.05)	(0.06)	(0.05)	(0.07)	(0.02)
Net realized gain	—	—	—	(0.06)	(0.94)	—	—	—	(0.06)	(0.94)
Total dividends and distributions	(0.03)	(0.03)	(0.03)	(0.12)	(0.96)	(0.05)	(0.06)	(0.05)	(0.13)	(0.96)
Net asset value, end of year	$9.37	$11.86	$8.90	$8.45	$13.72	$9.29	$11.78	$8.86	$8.43	$13.69

Total Investment Return[3]
Based on net asset value	(20.79)%	33.71%[4]	5.66%[4]	(37.76)%[4]	1.62%	(20.77)%	33.81%[4]	5.71%[4]	(37.75)%[4]	1.57%

Ratios to Average Net Assets
Total expenses	2.35%	2.31%	2.39%	2.45%	2.35%	2.31%	2.28%	2.35%	2.43%	2.32%
Net investment income	0.72%	0.36%	0.53%	0.51%	0.40%	0.79%	0.48%	0.66%	0.62%	0.51%

Supplemental Data
Net assets, end of year (000)	$1,292	$1,728	$1,859	$2,581	$5,365	$77,861	$104,687	$85,137	$89,330	$153,414
Portfolio turnover	39%	44%	61%	76%	69%	39%	44%	61%	76%	69%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%

See Notes to Financial Statements.

38	FDP SERIES, INC.	May 31, 2012

Financial Highlights	Marsico Growth FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.68	$9.88	$8.29	$12.28	$12.35	$12.50	$9.77	$8.21	$12.20	$12.30
Net investment income[1]	0.03	0.02	0.02	0.05	0.03	0.00 [2]	(0.01)	(0.00)[3]	0.03	0.00 [2]
Net realized and unrealized gain (loss)	(0.08)	2.78	1.57	(4.04)	(0.10)	(0.07)	2.74	1.56	(4.02)	(0.10)
Net increase (decrease) from investment operations	(0.05)	2.80	1.59	(3.99)	(0.07)	(0.07)	2.73	1.56	(3.99)	(0.10)
Net asset value, end of year	$12.63	$12.68	$9.88	$8.29	$12.28	$12.43	$12.50	$9.77	$8.21	$12.20

Total Investment Return[4]
Based on net asset value	(0.39)%	28.34%	19.18%	(32.49)%	(0.57)%	(0.56)%	27.94%	19.00%	(32.70)%	(0.81)%

Ratios to Average Net Assets
Total expenses	1.14%	1.10%	1.18%	1.20%	1.09%	1.39%	1.35%	1.42%	1.44%	1.33%
Net investment income	0.27%	0.19%	0.22%	0.54%	0.27%	0.02%	(0.06)%	(0.03)%	0.30%	0.03%

Supplemental Data
Net assets, end of year (000)	$3,787	$3,430	$2,365	$2,102	$3,184	$28,104	$24,809	$19,779	$18,156	$28,583
Portfolio turnover	61%	66%	72%	83%	67%	61%	66%	72%	83%	67%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	39

Financial Highlights (concluded)	Marsico Growth FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.94	$9.40	$7.97	$11.94	$12.12	$11.96	$9.41	$7.97	$11.94	$12.13
Net investment loss[1]	(0.09)	(0.09)	(0.07)	(0.04)	(0.09)	(0.09)	(0.09)	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain (loss)	(0.08)	2.63	1.50	(3.93)	(0.09)	(0.08)	2.64	1.51	(3.93)	(0.10)
Net increase (decrease) from investment operations	(0.17)	2.54	1.43	(3.97)	(0.18)	(0.17)	2.55	1.44	(3.97)	(0.19)
Net asset value, end of year	$11.77	$11.94	$9.40	$7.97	$11.94	$11.79	$11.96	$9.41	$7.97	$11.94

Total Investment Return[2]
Based on net asset value	(1.42)%	27.02%	17.94%	(33.25)%	(1.49)%	(1.42)%	27.10%	18.07%	(33.25)%	(1.57)%

Ratios to Average Net Assets
Total expenses	2.18%	2.15%	2.22%	2.24%	2.11%	2.15%	2.11%	2.17%	2.21%	2.09%
Net investment loss	(0.78)%	(0.86)%	(0.81)%	(0.48)%	(0.74)%	(0.75)%	(0.82)%	(0.78)%	(0.46)%	(0.74)%

Supplemental Data
Net assets, end of year (000)	$1,243	$1,546	$1,806	$2,133	$4,412	$72,267	$87,554	$77,640	$72,992	$127,254
Portfolio turnover	61%	66%	72%	83%	67%	61%	66%	72%	83%	67%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

40	FDP SERIES, INC.	May 31, 2012

Financial Highlights	Van Kampen Value FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.69	$8.53	$7.00	$10.30	$12.45	$10.61	$8.51	$6.99	$10.29	$12.43
Net investment income[1]	0.15	0.12	0.08	0.15	0.18	0.12	0.10	0.07	0.13	0.15
Net realized and unrealized gain (loss)	(0.72)	2.10	1.51	(3.27)	(1.90)	(0.72)	2.08	1.50	(3.27)	(1.89)
Net increase (decrease) from investment operations	(0.57)	2.22	1.59	(3.12)	(1.72)	(0.60)	2.18	1.57	(3.14)	(1.74)
Dividends and distributions from:
Net investment income	(0.15)	(0.06)	(0.06)	(0.17)	(0.17)	(0.12)	(0.08)	(0.05)	(0.15)	(0.14)
Net realized gain	—	—	—	(0.01)	(0.26)	—	—	—	(0.01)	(0.26)
Total dividends and distributions	(0.15)	(0.06)	(0.06)	(0.18)	(0.43)	(0.12)	(0.08)	(0.05)	(0.16)	(0.40)
Net asset value, end of year	$9.97	$10.69	$8.53	$7.00	$10.30	$9.89	$10.61	$8.51	$6.99	$10.29

Total Investment Return[2]
Based on net asset value	(5.36)%	26.09%	22.83%	(30.38)%	(14.15)%	(5.63)%	25.72%	22.61%	(30.62)%	(14.29)%

Ratios to Average Net Assets
Total expenses	1.05%	1.00%	1.08%	1.06%	1.02%	1.30%	1.25%	1.32%	1.30%	1.26%
Net investment income	1.46%	1.25%	0.98%	1.95%	1.65%	1.22%	1.00%	0.85%	1.69%	1.40%

Supplemental Data
Net assets, end of year (000)	$3,347	$3,226	$2,351	$2,105	$3,131	$26,457	$24,215	$19,197	$17,813	$27,616
Portfolio turnover	17%	24%	19%	38%	25%	17%	24%	19%	38%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	41

Financial Highlights (concluded)	Van Kampen Value FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.53	$8.44	$6.97	$10.23	$12.36	$10.47	$8.43	$6.95	$10.21	$12.35
Net investment income (loss)[1]	0.04	0.02	(0.01)	0.07	0.07	0.04	0.02	0.01	0.07	0.07
Net realized and unrealized gain (loss)	(0.71)	2.07	1.51	(3.25)	(1.89)	(0.70)	2.05	1.50	(3.24)	(1.89)
Net increase (decrease) from investment operations	(0.67)	2.09	1.50	(3.18)	(1.82)	(0.66)	2.07	1.51	(3.17)	(1.82)
Dividends and distributions from:
Net investment income	(0.03)	—	(0.03)	(0.07)	(0.05)	(0.04)	(0.03)	(0.03)	(0.08)	(0.06)
Net realized gain	—	—	—	(0.01)	(0.26)	—	—	—	(0.01)	(0.26)
Total dividends and distributions	(0.03)	—	(0.03)	(0.08)	(0.31)	(0.04)	(0.03)	(0.03)	(0.09)	(0.32)
Net asset value, end of year	$9.83	$10.53	$8.44	$6.97	$10.23	$9.77	$10.47	$8.43	$6.95	$10.21

Total Investment Return[2]
Based on net asset value	(6.32)%	24.76%	21.56%	(31.13)%	(14.99)%	(6.28)%	24.61%	21.84%	(31.13)%	(15.00)%

Ratios to Average Net Assets
Total expenses	2.10%	2.05%	2.11%	2.08%	2.05%	2.05%	2.01%	2.08%	2.06%	2.02%
Net investment income (loss)	0.42%	0.21%	(0.07)%	0.91%	0.60%	0.46%	0.24%	0.11%	0.93%	0.63%

Supplemental Data
Net assets, end of year (000)	$1,184	$1,551	$1,807	$2,182	$4,303	$67,211	$85,130	$75,817	$71,843	$122,891
Portfolio turnover	17%	24%	19%	38%	25%	17%	24%	19%	38%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

42	FDP SERIES, INC.	May 31, 2012

Financial Highlights	Franklin Templeton Total Return FDP Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.50	$9.78	$8.97	$9.80	$9.86	$10.50	$9.79	$8.98	$9.80	$9.86
Net investment income[1]	0.33	0.38	0.42	0.42	0.46	0.30	0.35	0.40	0.40	0.43
Net realized and unrealized gain (loss)	0.08	0.72	0.81	(0.61)	(0.02)	0.09	0.71	0.81	(0.60)	(0.02)
Net increase (decrease) from investment operations	0.41	1.10	1.23	(0.19)	0.44	0.39	1.06	1.21	(0.20)	0.41
Dividends and distributions from:
Net investment income	(0.35)	(0.38)	(0.42)	(0.56)	(0.46)	(0.32)	(0.35)	(0.40)	(0.54)	(0.43)
Net realized gain	—	—	—	(0.08)	(0.04)	—	—	—	(0.08)	(0.04)
Total dividends and distributions	(0.35)	(0.38)	(0.42)	(0.64)	(0.50)	(0.32)	(0.35)	(0.40)	(0.62)	(0.47)
Net asset value, end of year	$10.56	$10.50	$9.78	$8.97	$9.80	$10.57	$10.50	$9.79	$8.98	$9.80

Total Investment Return[2]
Based on net asset value	3.89%	11.37%	13.88%	(1.49)%	4.45%	3.74%	10.99%	13.60%	(1.62)%	4.20%

Ratios to Average Net Assets
Total expenses	0.74%	0.71%	0.78%	0.82%	0.66%	0.99%	0.96%	1.02%	1.04%	0.92%
Net investment income	3.16%	3.71%	4.39%	4.77%	4.58%	2.90%	3.47%	4.15%	4.54%	4.32%

Supplemental Data
Net assets, end of year (000)	$4,809	$3,989	$2,828	$2,347	$3,091	$48,467	$38,482	$31,586	$25,699	$37,566
Portfolio turnover	292%[3]	200%[4]	206%[5]	304%[6]	288%[7]	292%[3]	200%[4]	206%[5]	304%[6]	288%[7]

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 137%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 80%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 47%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 151%.

[7]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

FDP SERIES, INC.	May 31, 2012	43

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor B					Investor C
	Year Ended May 31,					Year Ended May 31,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$10.50	$9.79	$8.98	$9.80	$9.86	$10.50	$9.79	$8.98	$9.80	$9.86
Net investment income[1]	0.24	0.30	0.35	0.36	0.38	0.24	0.30	0.34	0.35	0.37
Net realized and unrealized gain (loss)	0.10	0.71	0.80	(0.61)	(0.02)	0.09	0.70	0.81	(0.60)	(0.01)
Net increase (decrease) from investment operations	0.34	1.01	1.15	(0.25)	0.36	0.33	1.00	1.15	(0.25)	0.36
Dividends and distributions from:
Net investment income	(0.27)	(0.30)	(0.34)	(0.49)	(0.38)	(0.26)	(0.29)	(0.34)	(0.49)	(0.38)
Net realized gain	—	—	—	(0.08)	(0.04)	—	—	—	(0.08)	(0.04)
Total dividends and distributions	(0.27)	(0.30)	(0.34)	(0.57)	(0.42)	(0.26)	(0.29)	(0.34)	(0.57)	(0.42)
Net asset value, end of year	$10.57	$10.50	$9.79	$8.98	$9.80	$10.57	$10.50	$9.79	$8.98	$9.80

Total Investment Return[2]
Based on net asset value	3.19%	10.40%	13.00%	(2.16)%	3.66%	3.16%	10.38%	12.97%	(2.18)%	3.62%

Ratios to Average Net Assets
Total expenses	1.52%	1.50%	1.55%	1.57%	1.45%	1.54%	1.52%	1.57%	1.59%	1.48%
Net investment income	2.24%	2.97%	3.62%	3.99%	3.80%	2.35%	2.92%	3.60%	3.97%	3.75%

Supplemental Data
Net assets, end of year (000)	$1,909	$2,062	$2,521	$2,489	$4,138	$113,271	$131,002	$120,836	$105,212	$164,222
Portfolio turnover	292%[3]	200%[4]	206%[5]	304%[6]	288%[7]	292%[3]	200%[4]	206%[5]	304%[6]	288%[7]

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 137%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 80%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 47%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 151%.

[7]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

44	FDP SERIES, INC.	May 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP Fund (“Marsico Fund”), Van Kampen Value FDP Fund (“Van Kampen Fund”) and Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) (each a “Fund,” collectively, the “Funds”) are each a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is registered as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years for MFS Fund, Marsico Fund and Van Kampen Fund and after ten years for Franklin Templeton Fund. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

FDP SERIES, INC.	May 31, 2012	45

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Franklin Templeton Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Franklin Templeton Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: Franklin Templeton Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Franklin Templeton Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Franklin Templeton Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Franklin Templeton Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

46	FDP SERIES, INC.	May 31, 2012

Notes to Financial Statements (continued)

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Franklin Templeton Fund may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (“London Interbank Offered Rate”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Partici-pation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

TBA Commitments: Franklin Templeton Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Franklin Templeton Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts and swaps) the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where

FDP SERIES, INC.	May 31, 2012	47

Notes to Financial Statements (continued)

the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: For MFS Fund, Marsico Fund and Van Kampen Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Fund, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remain open for each of the four years ended May 31, 2012. The statutes of limitations on each Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterpar-ties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

48	FDP SERIES, INC.	May 31, 2012

Notes to Financial Statements (continued)

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in value of equity securities (equity risk), or foreign currencies (foreign currency exchange risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counter-party to the contract does not perform its obligations under the agreement.

Swaps: Certain Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a coun-terparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counter-party. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

FDP SERIES, INC.	May 31, 2012	49

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of May 31, 2012
	Asset Derivatives
	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund
Interest rate contracts	Net unrealized appreciation[1]	—	$2,073
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$2,149	1,274,903
Credit contracts	Unrealized appreciation on swaps, Swap premiums paid[1]	—	514
Total		$2,149	$1,277,490

	Liability Derivatives
	Statements of Assets and Liabilities Location	MFS Fund	Franklin Templeton Fund
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(2,046)	$(357,328)
Credit contracts	Unrealized depreciation on swaps, Swap premiums received[1]	—	(88,407)
Total		$(2,046)	$(445,735)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended May 31, 2012
	Net Realized Gain (Loss) From
	MFS Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	$294,759
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(43,323)	572,493
Credit contracts:
Swaps	—	167,638
Total	$(43,323)	$1,034,890

	Net Change in Unrealized Appreciation/Depreciation on
	MFS Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	$(50,367)
Foreign currency exchange contracts:
Foreign currency exchange contracts	$1,019	1,331,565
Credit contracts:
Swaps	—	(12,503)
Total	$1,019	$1,268,695

For the year ended May 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MFS Fund	Franklin Templeton Fund
Financial futures contracts:
Average number of contracts purchased	—	46
Average notional value of contracts purchased	—	$8,801,125
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	10	34
Average number of contracts — US dollars sold	6	37
Average US dollar amounts purchased	$715,310	$11,635,945
Average US dollar amounts sold	$831,593	$7,375,389
Credit default swaps:
Average number of contracts — sell protection	—	6
Average notional value — sell protection	—	$3,850,750

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
First $1 billion	0.90%	0.80%	0.70%	0.40%
$1 billion – $3 billion	0.85%	0.75%	0.66%	0.38%
$3 billion – $5 billion	0.81%	0.72%	0.63%	0.36%
$5 billion – $10 billion	0.78%	0.70%	0.61%	0.35%
Greater than $10 billion	0.77%	0.68%	0.60%	0.34%

The Manager entered into sub-advisory agreements with respect to each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Van Kampen Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

50	FDP SERIES, INC.	May 31, 2012

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
Institutional Shares	1.95%	1.95%	1.95%	1.95%
Investor A Shares	2.20%	2.20%	2.20%	2.20%
Investor B Shares	2.95%	2.95%	2.95%	2.70%
Investor C Shares	2.95%	2.95%	2.95%	2.75%

The Manager may reduce or discontinue these arrangements at any time without notice. The Manager did not waive or reimburse any fees or expenses during the year ended May 31, 2012.

For the year ended May 31, 2012, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

MFS Fund	$1,102
Marsico Fund	$943
Van Kampen Fund	$920
Franklin Templeton Fund	$1,464

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
Investor A Shares	0.25%	0.25%	0.25%	0.25%
Investor B Shares	0.25%	0.25%	0.25%	0.25%
Investor C Shares	0.25%	0.25%	0.25%	0.25%
Distribution Fees
Investor B Shares	0.75%	0.75%	0.75%	0.50%
Investor C Shares	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

For the year ended May 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
MFS Fund	$17,945
Marsico Fund	$15,833
Van Kampen Fund	$14,927
Franklin Templeton Fund	$30,650

For the year ended May 31, 2012, affiliates received CDSCs as follows.

	Investor A	Investor B	Investor C
MFS Fund	$665	$2,331	$11,767
Marsico Fund	$397	$1,817	$9,419
Van Kampen Fund	$398	$1,886	$8,578
Franklin Templeton Fund	$450	$985	$21,316

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Corporation’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended May 31, 2012, were as follows:

	Purchases	Sales
MFS Fund	$50,382,033	$48,780,881
Marsico Fund	$65,156,423	$75,291,960
Van Kampen Fund	$17,263,396	$24,354,995
Franklin Templeton Fund	$487,820,240	$481,417,634

For the year ended May 31, 2012, purchases and sales of US government securities for Franklin Templeton Fund were $55,684,091 and $54,147,653, respectively.

For the year ended May 31, 2012, purchases and sales of mortgage dollar rolls for Franklin Templeton Fund were $277,959,243 and $283,878,654, respectively.

FDP SERIES, INC.	May 31, 2012	51

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2012 attributable to net operating losses, the accounting for swap agreements, securities in default and foreign currency transactions were reclassified to the following accounts:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
Paid-in capital	—	$(308,449)	—	—
Undistributed (accumulated) net investment income (loss)	$(50,340)	$307,502	$(96)	$689,728
Accumulated net realized loss	$50,340	$947	$96	$(689,728)

The tax character of distributions paid during the fiscal years ended May 31, 2012 and May 31, 2011 was as follows:

	MFS Fund	Van Kampen Fund	Franklin Templeton Fund
Ordinary income
5/31/2012	$897,534	$686,984	$4,364,085
5/31/2011	960,496	445,682	4,935,912
Total
5/31/2012	$897,534	$686,984	$4,364,085
5/31/2011	$960,496	$445,682	$4,935,912

As of May 31, 2012, the tax components of accumulated net earnings (losses) were as follows:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
Undistributed ordinary income	$1,221,012	—	$293,824	$3,026,283
Capital loss
carryforwards	(37,358,587)	$(16,191,581)	(29,914,357)	(3,063,051)
Net unrealized gains (losses)[1]	(787,879)	22,572,891	6,390,529	3,977,606
Qualified late-year losses[2]	(4,299,927)	(614,349)	(288,033)	—
Total	$(41,225,381)	$5,766,961	$(23,518,037)	$3,940,838

[1]	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the classification of investments.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending May 31, 2013.

As of May 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
2017	$6,469,241	$5,492,661	$4,691,364	$354,555
2018	30,473,505	10,698,920	25,222,993	1,651,733
2019	—	—	—	1,056,763
No expiration date[3]	415,841	—	—	—
Total	$37,358,587	$16,191,581	$29,914,357	$3,063,051

[3]	Must be utilized prior to losses subject to expiration.

As of May 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MFS Fund	Marsico Fund	Van Kampen Fund	Franklin Templeton Fund
Tax cost	$113,415,828	$82,996,813	$91,691,758	$199,203,599
Gross unrealized appreciation	$11,923,601	$26,637,147	$16,836,191	$8,033,434
Gross unrealized depreciation	(12,708,082)	(4,064,256)	(10,445,662)	(3,573,012)
Net unrealized appreciation/ depreciation	$(784,481)	$22,572,891	$6,390,529	$4,460,422

6. Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees, which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has with the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended May 31, 2012.

52	FDP SERIES, INC.	May 31, 2012

Notes to Financial Statements (continued)

7. Commitments:

Franklin Templeton Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests commitments (“commitments”). In connection with these commitments, the Fund may earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets of Liabilities and Statement of Operations. As of May 31, 2012, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Depreciation
Tronox Worldwide LLC, Delayed Draw Term Loan	$20,618	$20,257	$(361)

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with coun-terparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When MFS Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or coun-tries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of May 31, 2012, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of MFS Fund’s investments.

As of May 31, 2012, Van Kampen Fund and MFS Fund invested a significant portion of their assets in securities in the financial sector and Marsico Fund invested a significant portion of its assets in securities in the consumer discretionary and information technology sectors. Changes in economic conditions affecting the financials, consumer discretionary and information technology sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

As of May 31, 2012, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial banks	15%
Oil, Gas & Consumable Fuels	8%
Pharmaceuticals	8%
Food Products	5%
Chemicals	5%
Other[1]	59%

[1]	All other industries held were each less than 5% of long-term investments.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

FDP SERIES, INC.	May 31, 2012	53

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	May 31, 2012		May 31, 2011
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	163,110	$1,705,745	107,941	$1,174,945
Shares issued to shareholders in reinvestment of dividends	4,217	49,006	4,027	38,054
Shares redeemed	(85,573)	(912,261)	(62,584)	(670,312)
Net increase	81,754	$842,490	49,384	$542,687

Investor A
Shares sold and automatic conversion of shares	1,499,840	$15,557,609	756,860	$7,958,654
Shares issued to shareholders in reinvestment of dividends	29,137	337,688	31,295	294,791
Shares redeemed	(797,839)	(8,344,100)	(689,610)	(7,261,234)
Net increase	731,138	$7,551,197	98,545	$992,211

Investor B
Shares sold	47,399	$503,633	10,075	$100,328
Shares issued to shareholders in reinvestment of dividends	302	3,516	556	5,249
Shares redeemed and automatic conversion of shares	(55,535)	(573,578)	(73,779)	(778,772)
Net decrease	(7,834)	$(66,429)	(63,148)	$(673,195)

Investor C
Shares sold	2,451,262	$25,142,194	1,553,258	$16,081,180
Shares issued to shareholders in reinvestment of dividends	36,313	418,325	56,836	532,519
Shares redeemed	(2,995,253)	(30,954,708)	(2,326,234)	(24,472,306)
Net decrease	(507,678)	$(5,394,189)	(716,140)	$(7,858,607)

Total Net Increase (Decrease)	297,380	$2,933,069	(631,359)	$(6,996,904)

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

	Year Ended May 31, 2012		Year Ended May 31, 2011
Marsico Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	106,296	$1,300,828	87,319	$1,020,556
Shares redeemed	(77,079)	(954,975)	(56,135)	(640,056)
Net increase	29,217	$345,853	31,184	$380,500

Investor A
Shares sold and automatic conversion of shares	954,019	$11,471,763	531,603	$5,923,333
Shares redeemed	(676,506)	(8,160,472)	(572,691)	(6,415,197)
Net increase (decrease)	277,513	$3,311,291	(41,088)	$(491,864)

Investor B
Shares sold	29,572	$332,376	5,313	$56,583
Shares redeemed and automatic conversion of shares	(53,422)	(609,466)	(67,972)	(729,055)
Net decrease	(23,850)	$(277,090)	(62,659)	$(672,472)

54	FDP SERIES, INC.	May 31, 2012

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	May 31, 2012		May 31, 2011
Marsico Fund (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,417,415	$16,082,169	1,090,469	$11,629,995
Shares redeemed	(2,611,707)	(29,909,335)	(2,017,900)	(21,727,086)
Net decrease	(1,194,292)	$(13,827,166)	(927,431)	$(10,097,091)
Total Net Decrease	(911,412)	$(10,447,112)	(999,994)	$(10,880,927)

Van Kampen Fund
Institutional
Shares sold	121,016	$1,206,940	85,549	$853,093
Shares issued to shareholders in reinvestment of dividends	3,758	37,652	1,509	14,488
Shares redeemed	(90,788)	(917,016)	(60,860)	(590,449)
Net increase	33,986	$327,576	26,198	$277,132

Investor A
Shares sold and automatic conversion of shares	1,108,001	$10,902,906	583,201	$5,585,197
Shares issued to shareholders in reinvestment of dividends	24,443	243,476	17,144	156,646
Shares redeemed	(740,078)	(7,283,445)	(572,334)	(5,510,554)
Net increase	392,366	$3,862,937	28,011	$231,289

Investor B
Shares sold	36,381	$352,225	6,451	$61,379
Shares issued to shareholders in reinvestment of dividends	294	2,931	—	—
Shares redeemed and automatic conversion of shares	(63,516)	(619,631)	(73,364)	(691,198)
Net decrease	(26,841)	$(264,475)	(66,913)	$(629,819)

Investor C
Shares sold	1,529,343	$14,736,547	1,167,392	$10,998,362
Shares issued to shareholders in reinvestment of dividends	27,673	272,789	26,892	232,806
Shares redeemed	(2,805,536)	(27,259,016)	(2,060,567)	(19,564,089)
Net decrease	(1,248,520)	$(12,249,680)	(866,283)	$(8,332,921)
Total Net Decrease	(849,009)	$(8,323,642)	(878,987)	$(8,454,319)

Franklin Templeton Fund
Institutional
Shares sold	181,207	$1,898,029	126,011	$1,290,828
Shares issued to shareholders in reinvestment of dividends	10,359	108,529	10,006	102,560
Shares redeemed	(115,991)	(1,214,150)	(45,108)	(459,099)
Net increase	75,575	$792,408	90,909	$934,289

Investor A
Shares sold and automatic conversion of shares	2,140,551	$22,430,313	1,303,872	$13,316,727
Shares issued to shareholders in reinvestment of dividends	90,657	950,251	99,873	1,023,657
Shares redeemed	(1,312,331)	(13,708,020)	(966,626)	(9,828,051)
Net increase	918,877	$9,672,544	437,119	$4,512,333

FDP SERIES, INC.	May 31, 2012	55

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
	May 31, 2012		May 31, 2011
Franklin Templeton Fund (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	78,015	$815,367	16,415	$168,220
Shares issued to shareholders in reinvestment of dividends	2,777	29,082	5,491	56,198
Shares redeemed and automatic conversion of shares	(96,553)	(1,011,246)	(83,145)	(846,557)
Net decrease	(15,761)	$(166,797)	(61,239)	$(622,139)

Investor C
Shares sold	2,510,461	$26,294,388	2,663,398	$27,216,872
Shares issued to shareholders in reinvestment of dividends	215,015	2,252,056	308,123	3,156,176
Shares redeemed	(4,480,290)	(46,823,624)	(2,844,337)	(28,990,012)
Net increase (decrease)	(1,754,814)	$(18,277,180)	127,184	$1,383,036

Total Net Increase (Decrease)	(776,123)	$(7,979,025)	593,973	$6,207,519

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The following Funds paid a net investment income dividend on July 20, 2012 to shareholders of record on July 19, 2012 as follows:

MFS Fund	Dividend Per Share
Institutional	$0.181025
Investor A	$0.160168
Investor B	$0.054127
Investor C	$0.072796

Van Kampen Fund	Dividend Per Share
Institutional	$0.063499
Investor A	$0.054031
Investor B	$0.011829
Investor C	$0.018547

56	FDP SERIES, INC.	May 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund and the Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., (the “Corporation”) as of May 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian, brokers and other financial intermediaries; where replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund, each a series of FDP Series, Inc., as of May 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
July 25, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the FDP Series, Inc. during the fiscal year ended May 31, 2012.

	Payable Date/ Month(s) Paid	MFS Fund	Van Kampen Fund	Franklin Templeton Fund
Qualified Dividend Income for Individuals	7/22/11	100.00%[1]	100.00%	—
	12/07/11	—	100.00%	—
Dividends Qualifying for the Dividend-Received	7/22/11	1.49%[1]	100.00%	—
Deduction for Corporations	12/07/11	—	100.00%	—
Foreign Source Income	7/22/11	98.48%[1]	—	—
Foreign Taxes Paid Per Share[2]	7/22/11	$0.029572	—	—
Interest Related Dividends for Non-US Residents[3]	June 2011 – December 2011	—	—	84.78%
	January 2012 – May 2012	—	—	35.02%
Federal Obligation Interest[4]	June 2011 – December 2011	—	—	9.14%
	January 2012 – May 2012	—	—	8.82%

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[2]	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[4]	The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

FDP SERIES, INC.	May 31, 2012	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as Board Members) of MFS Research International FDP Fund (the “MFS Fund”), Marsico Growth FDP Fund (the “Marsico Fund”), Van Kampen Value FDP Fund (the “Van Kampen Fund”) and Franklin Templeton Total Return FDP Fund (the “Franklin Templeton Fund”) (each, a “Fund”), each a series of FDP Series, Inc. (the “Corporation”), met on April 10, 2012 and May 8–9, 2012 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (i) Massachusetts Financial Services Company (“MFS”); (ii) Marsico Capital Management, LLC (“Marsico”); (iii) Invesco Advisers, Inc. (“Invesco”); and (iv) Franklin Advisers, Inc. (“Franklin”) (collectively, the “Sub-Advisors”), with respect to the respective Fund. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, and the Sub-Advisors, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock and the Sub-Advisors to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, sub-advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates, and the Sub-Advisors by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s, the Sub-Advisors’ and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions, as applicable, and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s and the Sub-Advisors’ business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock and the Sub-Advisors to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of

58	FDP SERIES, INC.	May 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar open-end funds managed by BlackRock or the Sub-Advisors, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock and the Sub-Advisors with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8–9, 2012 Board meeting.

At an in-person meeting held on May 8–9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and the Sub-Advisors; (b) the investment performance of each Fund, BlackRock and the Sub-Advisors; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock and the Sub-Advisors under the Agreements, including the investment advisory and sub-advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s and the Sub-Advisors’ investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s and the Sub-Advisors’ portfolio trading capabilities, BlackRock’s and the Sub-Advisors’ use of technology, BlackRock’s and the Sub-Advisors’ commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s and the Sub-Advisors’ risk analysis and oversight capabilities and BlackRock’s and the Sub-Advisors’ approach to training and retaining portfolio managers and other research, advisory, sub-advisory and management personnel. The Board engaged in a review of BlackRock’s and the Sub-Advisors’ compensation structure with respect to each Fund’s portfolio management team and BlackRock’s and the Sub-Advisors’ ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, BlackRock and the Sub-Advisors: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in each Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

FDP SERIES, INC.	May 31, 2012	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Franklin Templeton Fund ranked in the fourth, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Franklin Templeton Fund’s under-performance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, risk aversion led to widening spreads and negative excess returns in credit sectors over the one-year period and allocation to these markets detracted from performance. Also, the Franklin Templeton Fund’s lower duration positioning detracted from performance as interest rates declined significantly over the one-year period. The Franklin Templeton Fund’s overweight to spread sectors, including investment grade credit, below investment grade credit including bank loans and commercial mortgage backed securities all detracted from performance as spreads widened dramatically over the five-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving the Franklin Templeton Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Franklin Templeton Fund’s portfolio managers and to improve the Franklin Templeton Fund’s performance.

The Board noted that the Marsico Fund ranked in the third quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board, BlackRock, and Marsico reviewed and discussed the reasons for the Marsico Fund’s underperformance during these periods compared with its Peers. The Board was informed that, shorter-term performance was hindered by underweight positions to utilities, consumer staples, and health care. Longer-term performance was hindered by an overweight position in materials.

The Board and BlackRock discussed BlackRock’s strategy for improving the Marsico Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Marsico Fund’s portfolio managers and to improve the Marsico Fund’s performance.

The Board noted that the MFS Fund ranked in the second, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Van Kampen Fund ranked in the second, first and second quartiles against its Lipper Performance Universe for the one-, three-and five-year periods reported, respectively.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates and the Sub-Advisors from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock and the Sub-Advisors have the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Franklin Templeton Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Franklin Templeton Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Franklin Templeton Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Franklin Templeton Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Franklin Templeton Fund’s total net expenses on a class by class basis, as applicable.

60	FDP SERIES, INC.	May 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted that the Marsico Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Marsico Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Marsico Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Marsico Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Marsico Fund’s total net expenses on a class by class basis, as applicable. Additionally, the Board noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee reduction effective June 1, 2012.

The Board noted that the MFS Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the MFS Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the MFS Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the MFS Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the MFS Fund’s total net expenses on a class by class basis, as applicable.

The Board noted that the Van Kampen Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Van Kampen Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted the Van Kampen Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Van Kampen Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Van Kampen Fund’s total net expenses on a class by class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of each Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s and the Sub-Advisors’ overall operations and BlackRock’s efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock and the Sub-Advisors may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of their other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s and the Sub-Advisors’ brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and each Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock and the Sub-Advisors. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

FDP SERIES, INC.	May 31, 2012	61

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 100551944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insur- ance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkin- son’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (tele- communications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunica- tions); Global Specialty Metallur- gical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufactur- ing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

62	FDP SERIES, INC.	May 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2] Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W.Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of US Mutual Funds since 2011; Chair of the US Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alter- native Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	161 RICs consisting of 280 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chair- man of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Com- mittee, Co-head of its Taxable Fixed Income Division and Head of its Mort- gage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	161 RICs consisting of 280 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

FDP SERIES, INC.	May 31, 2012	63

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors Massachusetts Financial
Services Company
Boston, MA 02116

Marsico Capital
Management, LLC
Denver, CO 80202

Invesco Advisers, Inc.
Atlanta, GA 30309

Franklin Advisers, Inc.
San Mateo, CA 94403

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02110

Distributor
BlackRock
Investments, LLC
New York, NY 10022

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Corporation and Benjamin Archibald became Secretary of the Corporation.

64	FDP SERIES, INC.	May 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

FDP SERIES, INC.	May 31, 2012	65

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	FDP SERIES, INC.	May 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income

Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios

2015

2020

2025

2030

2035

2040

2045

2050

LifePath Portfolios Retirement

2020

2025

2030

2035

2040

2045

2050

2055

LifePath Index Portfolios Retirement

2020

2025

2030

2035

2040

2045

2050

2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

FDP SERIES, INC.	May 31, 2012	67

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#FDPS-5/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$43,600	$39,700	$0	$0	$14,600	$14,100	$0	$0
Marsico Growth FDP Fund	$30,900	$30,500	$0	$0	$11,500	$11,500	$0	$0
MFS Research International FDP Fund	$33,200	$32,700	$0	$0	$22,500	$22,500	$0	$0
Van Kampen Value FDP Fund	$30,900	$30,500	$0	$0	$11,500	$11,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Franklin Templeton Total Return FDP Fund	$14,600	$14,100
Marsico Growth FDP Fund	$11,500	$11,500
MFS Research International FDP Fund	$22,500	$22,500
Van Kampen Value FDP Fund	$11,500	$11,500

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) –	Code of Ethics – See Item 2

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: August 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: August 2, 2012